UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07972

Exact name of registrant as specified in charter:	Delaware Group® Adviser Funds

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2023

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Diversified Income Fund

October 31, 2023

Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM's public markets businesses trace their roots to 1929 and partner with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Diversified Income Fund at delawarefunds.com/literature.

Manage your account online

● Check your account balance and transactions

● View statements and tax forms

● Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

The Fund is advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of October 31, 2023, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Diversified Income Fund	October 31, 2023 (Unaudited)

Performance preview (for the year ended October 31, 2023)

Delaware Diversified Income Fund (Institutional Class shares)	1-year return	+1.18%
Delaware Diversified Income Fund (Class A shares)	1-year return	+0.93%
Bloomberg US Aggregate Index (benchmark)	1-year return	+0.36%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Diversified Income Fund, please see the table on page 5.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks maximum long-term total return, consistent with reasonable risk.

Market review

The fiscal year ended October 31, 2023, was notable for significant geopolitical, monetary policy, financial, and economic events. From the outset, inflation in the US was well above the US Federal Reserve’s 2% target, as residual stimulus from the pandemic continued to support consumer spending despite corporations’ pricing power.

The Fed tested its contention that inflation would be transitory as it raised short-term rates to their highest level in 22 years. As the period progressed, investors’ focus shifted from inflation to a possible recession amid concern that the Fed would tighten monetary policy too much.

Economists early in the Fund’s fiscal year had predicted that the steep climb in short-term rates would lead to economic contraction. This appeared to be supported by the yield-curve inversion, in which the US Treasury 10-year-to-3-month yield spread slipped into negative territory in the fall of 2022. Yet, by the latter part of the fiscal year, investors were

At the end of the fiscal year, inflation – as measured by the US Consumer Price Index (CPI) – dropped to 3.7% from a high of 9.1% a year earlier. Investors noted the improvement and began to use terms like “immaculate disinflation” or “no landing,” implying that the Fed had, without tipping the economy into recession, transitioned inflation from near-double-digit annual increases to a level that indicated an end to the tightening cycle. Indeed, third-quarter gross domestic product (GDP) delivered unexpected and strong growth of 4.9%.

Portfolio management review

Delaware Diversified Income Fund

swayed by stronger-than-expected economic activity coupled with increasing demands on government borrowing. As a result, the yield curve steepened dramatically in the third quarter of 2023, almost fully un-inverting by the end of the fiscal year as concerns once again shifted.

Inflation – as measured by the US Consumer Price Index (CPI) – dropped to 3.7% at the end of the Fund’s fiscal year from a high of 9.1% a year earlier. Investors noted the improvement and began to use terms like “immaculate disinflation” or “no landing,” implying that the Fed had, without tipping the economy into recession, transitioned inflation from near-double-digit annual increases to a level that indicated an end to the tightening cycle. Indeed, third-quarter gross domestic product (GDP) delivered unexpected and strong growth of 4.9%.

In March, SVB Financial Group (Silicon Valley Bank), a little-known regional bank with an idiosyncratic depositor base and a history of high-quality lending, succumbed to depositor panic and was taken into receivership by the Federal Deposit Insurance Corporation (FDIC). The event spooked depositors and markets, opening the door to the possibility of a run on banks. At record speed, the Fed put into place a lending facility, enabling US banks to borrow against Treasury and agency mortgage-backed securities (MBS) at par, effectively insuring deposits. Additionally, in Europe, the Swiss regulator engineered an arrangement between UBS Group AG and Credit Suisse Group AG to prevent a confidence crisis at Credit Suisse from becoming a systemic issue.

Despite the temporary market disruptions, central banks remained focused on fighting inflation. Markets remained volatile, shifting from financial crisis concerns to debt concerns in a span of a few months. Interest rate volatility declined and then increased again. While higher yields were initially viewed as an opportunity, investors later became unsettled when the 10-year Treasury interest rate briefly touched 5%. Despite concern with higher interest rates, the banking-sector scare, and an increase in geopolitical risks marked by the Hamas terror attack in Israel (and ensuing Israel-Hamas war), credit premiums have yet to match the highs seen during other high-stress periods. We think the silver lining for fixed income investors may be in the higher yields that can potentially offer an income buffer against further price volatility.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended October 31, 2023, Delaware Diversified Income Fund outperformed its benchmark, the Bloomberg US Aggregate Index. The Fund’s Institutional Class shares gained 1.18%. The Fund’s Class A shares advanced 0.93% at net asset value and declined 3.56% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s benchmark gained 0.36%. For complete, annualized performance of Delaware Diversified Income Fund, please see the table on page 5.

The Fund successfully navigated the volatile period by employing top-down sector allocation, with help from an overweight and subsequent reduction in its allocations to investment grade corporate, high yield, and emerging markets debt. The Fund also benefited from a modest and persistent allocation to non-agency residential MBS. Conversely, our late-cycle transition to a neutral and eventually long-duration (a measure of a security’s sensitivity to changes in interest rates) position detracted from performance as interest rates reached compelling valuations in 2023. Our security selection within investment grade corporates also detracted from performance.

The fiscal year experienced significant volatility in credit risk valuations as well as interest rates. Our decision to increase exposure to investment grade credit in the third quarter of 2022 bore fruit by January 2023, as investors felt more optimistic about the Fed’s ability to avoid a recession. We took advantage of the tighter spreads during that time to monetize that strong performance by reducing the Fund’s credit risk. Conversely, during the short-lived period of banking-sector distress, the Fund focused on opportunities to add high yield securities that we believed offered compelling value. Conversely, toward the end of the fiscal period, as investors once again expressed excessive optimism, the Fund reduced its exposure to high yield credits, bank loans, and emerging markets debt.

In managing the higher interest rate volatility, the Fund employed a strategic long-term approach. In the initial phases of the Fed hiking cycle, the Fund maintained a strategic position intended to reduce interest rate exposure. Once the 10-year Treasury yield exceeded 4% and the Fed, along with economic indicators, began signaling late-cycle behavior, we sought to manage recession risk by increasing duration when interest rates rose significantly. This strategic approach was designed to manage the longer-term interest rate and economic cycles that tend to correlate with yield curve behavior.

The Fund’s position in cruise ship operator Carnival Corp.’s senior unsecured bonds performed well during the fiscal year, aided by favorable booking activity following the COVID-19 slowdown and the return to free-cash-flow generation. Additional exposure to the cruise-line industry, including Royal Caribbean Cruises Ltd., was also beneficial.

The Fund’s allocation to emerging market corporate securities benefited performance, as risk premiums generally declined. Among the stronger performers, Mexican airline operator Grupo Aeromexico SAB de CV continued to benefit from the recovery in travel. Performance of Brazilian corporates was also beneficial, as exemplified by holdings in Guara Norte SARL.

Exposure to senior and subordinated levels of the capital structure of SVB Financial Group, which filed for bankruptcy in March, was the most significant driver of underperformance. The team’s decision to continue holding the securities and manage the bankruptcy process was beneficial for senior bonds, while the subordinated bonds have not recovered. The Fund continues to hold the securities. In addition, the Fund’s allocation and modest derisking in March to senior and subordinated securities in certain regional banks such as KeyBank and US Bancorp as well as the senior securities of Credit Suisse and UBS were detrimental to performance. The Fund continues to retain some exposure to these securities, as the volatility from the March events previously discussed are viewed as mitigated and volatility is likely to subside.

The Fund’s allocation to securitized assets was an important driver of returns during the fiscal year. Generally, we retained or increased the Fund’s allocation to non-agency securitized assets such as credit risk transfer (CRT) notes, which we believe will benefit from a strong residential real estate market. The Fund retained an overweight allocation to commercial mortgage-backed securities (CMBS), which delivered mixed performance. Senior fixed rate securities generally added to

Portfolio management review

Delaware Diversified Income Fund

performance, while the modest allocation to subordinated securities detracted from performance under the pressure of commercial real estate headlines. Lastly, the Fund continued to increase its allocation to agency MBS opportunistically when higher interest rate volatility pressured incremental yields higher. Longer term, as economic risks increase, we think the Fund is positioned well with the higher liquidity and limited credit risk these securities offer.

During the fiscal year, the Fund used a variety of derivatives, including futures to manage interest rate risk, swaps and swaptions to adjust the Fund’s overall exposure to certain markets, and currency forwards to increase or decrease exposure to foreign currencies. The use of derivatives did not have a material impact on performance this year (that is, more than 0.50 percentage points).

In our opinion, this is a compelling time for agile active management and bottom-up (bond-by-bond) security selection as dispersion (the gap between the strongest- and weakest-performing assets) increases. We believe value has emerged in certain areas of the market, such as agency MBS. Meanwhile the high-income feature of credit and emerging markets debt, coupled with volatility, may create additional opportunities. Bonds are bonds again, in our view, and exposure to the asset class is as attractive as we’ve seen in decades. We believe agility and security selection will remain key to navigating the uncertainty ahead.

Performance summary
Delaware Diversified Income Fund	October 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. December 29, 1997)
Excluding sales charge	+0.93%	+0.41%	+1.11%	—
Including sales charge	-3.56%	-0.52%	+0.64%	—
Class C (Est. October 28, 2002)
Excluding sales charge	+0.17%	-0.34%	+0.36%	—
Including sales charge	-0.80%	-0.34%	+0.36%	—
Class R (Est. June 2, 2003)
Excluding sales charge	+0.67%*	+0.13%	+0.85%	—
Including sales charge	+0.67%	+0.13%	+0.85%	—
Institutional Class (Est. October 28, 2002)
Excluding sales charge	+1.18%	+0.64%	+1.36%	—
Including sales charge	+1.18%	+0.64%	+1.36%	—
Class R6 (Est. May 2, 2016)
Excluding sales charge	+1.27%	+0.72%	—	+0.90%
Including sales charge	+1.27%	+0.72%	—	+0.90%
Bloomberg US Aggregate Index	+0.36%	-0.06%	+0.88%	—

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding

Performance summary

Delaware Diversified Income Fund

sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	0.89%	1.64%	1.14%	0.64%	0.55%
Net expenses (including fee waivers, if any)	0.70%	1.45%	0.95%	0.45%	0.36%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summary

Delaware Diversified Income Fund

Performance of a $10,000 investment1

For the period October 31, 2013 through October 31, 2023

	Starting value	Ending value
Delaware Diversified Income Fund – Institutional Class shares	$10,000	$11,444
Bloomberg US Aggregate Index	$10,000	$10,921
Delaware Diversified Income Fund – Class A shares	$9,550	$10,663

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on October 31, 2013, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 9.

The graph also assumes $10,000 invested in the Bloomberg US Aggregate Index as of October 31, 2013. The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

The US Consumer Price Index (CPI), mentioned on page 2, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Gross domestic product, mentioned on page 2, is a measure of all goods and services produced by a nation in a year. It is a measure of economic activity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DPDFX	246248744
Class C	DPCFX	246248595
Class R	DPRFX	246248553
Institutional Class	DPFFX	246248587
Class R6	DPZRX	245917612

Disclosure of Fund expenses

For the six-month period from May 1, 2023 to October 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2023 to October 31, 2023.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Diversified Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Annualized Expense Ratio	Expenses Paid During Period 5/1/23 to 10/31/23*
Actual Fund return†
Class A	$1,000.00	$937.30	0.70%	$3.42
Class C	1,000.00	933.80	1.45%	7.07
Class R	1,000.00	934.90	0.95%	4.63
Institutional Class	1,000.00	937.30	0.45%	2.20
Class R6	1,000.00	937.70	0.36%	1.76
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.68	0.70%	$3.57
Class C	1,000.00	1,017.90	1.45%	7.38
Class R	1,000.00	1,020.42	0.95%	4.84
Institutional Class	1,000.00	1,022.94	0.45%	2.29
Class R6	1,000.00	1,023.39	0.36%	1.84

*“Expenses Paid During Period” are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The table above does not reflect the expenses of any Underlying Funds.

Security type / sector allocations
Delaware Diversified Income Fund	As of October 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	3.07%
Agency Commercial Mortgage-Backed Securities	0.21%
Agency Mortgage-Backed Securities	28.26%
Collateralized Debt Obligations	1.60%
Corporate Bonds	31.97%
Banking	7.36%
Basic Industry	0.72%
Brokerage	0.38%
Capital Goods	0.80%
Communications	4.19%
Consumer Cyclical	1.20%
Consumer Non-Cyclical	2.95%
Electric	3.52%
Energy	3.00%
Financials	1.95%
Industrials	0.08%
Insurance	2.20%
Natural Gas	0.32%
Real Estate Investment Trusts	0.15%
Technology	1.59%
Transportation	1.54%
Utilities	0.02%
Government Agency Obligations	0.88%
Municipal Bonds	0.56%
Non-Agency Asset-Backed Securities	1.66%
Non-Agency Collateralized Mortgage Obligations	2.25%
Non-Agency Commercial Mortgage-Backed Securities	8.96%
Loan Agreements	1.71%
Sovereign Bonds	2.44%
US Treasury Obligations	11.35%
Common Stock	0.07%
Short-Term Investments	4.12%
Total Value of Securities	99.11%
Receivables and Other Assets Net of Liabilities	0.89%
Total Net Assets	100.00%

Schedule of investments
Delaware Diversified Income Fund	October 31, 2023
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 3.07%
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 •	3,020	$3,029
Series 2002-T19 A1 6.50% 7/25/42	37,427	37,002
Series 2004-T1 1A2 6.50% 1/25/44	8,965	8,935
Fannie Mae REMIC Trust
Series 2002-W6 2A 7.50% 6/25/42 •	8,739	8,416
Series 2003-W1 2A 5.236% 12/25/42 •	5,588	5,225
Series 2004-W11 1A2 6.50% 5/25/44	100,654	99,842
Fannie Mae REMICs
Series 2013-44 Z 3.00% 5/25/43	23,608	14,800
Series 2017-40 GZ 3.50% 5/25/47	2,082,114	1,768,100
Freddie Mac Multifamily Structured Pass Through Certificates Series X3FX A2FX 3.00% 6/25/27 ♦	4,515,000	4,216,683
Freddie Mac REMICs Series 4676 KZ 2.50% 7/15/45	1,721,499	1,385,846
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-HQA2 M2AS 6.485% (SOFR + 1.16%) 12/25/29 •	956,239	957,307
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2020-DNA2 M2 144A 7.285% (SOFR + 1.96%) 2/25/50 #, •	509,227	513,189
Series 2020-DNA6 M2 144A 7.321% (SOFR + 2.00%) 12/25/50 #, •	6,773,710	6,818,740
Series 2020-HQA2 M2 144A 8.535% (SOFR + 3.21%) 3/25/50 #, •	1,370,088	1,416,474
Series 2021-DNA1 M2 144A 7.121% (SOFR + 1.80%) 1/25/51 #, •	13,541,227	13,473,648
Series 2021-DNA3 M2 144A 7.421% (SOFR + 2.10%) 10/25/33 #, •	6,770,000	6,781,482
Series 2021-DNA5 M2 144A 6.971% (SOFR + 1.65%) 1/25/34 #, •	6,088,332	6,089,723
Series 2021-HQA1 M2 144A 7.571% (SOFR + 2.25%) 8/25/33 #, •	17,772,599	17,567,147
Series 2021-HQA2 M2 144A 7.371% (SOFR + 2.05%) 12/25/33 #, •	13,430,000	13,244,783
Series 2022-DNA1 M2 144A 7.821% (SOFR + 2.50%) 1/25/42 #, •	3,500,000	3,421,250
Series 2022-DNA2 M2 144A 9.071% (SOFR + 3.75%) 2/25/42 #, •	2,000,000	2,027,500
Freddie Mac Structured Pass Through Certificates Series T-54 2A 6.50% 2/25/43 ♦	11,800	11,502

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Pass Through Certificates Series T-58 2A 6.50% 9/25/43 ♦	167,612	$164,737
GNMA
Series 2013-113 LY 3.00% 5/20/43	1,175,000	1,011,031
Series 2013-182 CZ 2.50% 12/20/43	1,184,957	983,982
Total Agency Collateralized Mortgage Obligations (cost $83,213,396)		82,030,373

Agency Commercial Mortgage-Backed Securities — 0.21%
FREMF Mortgage Trust
Series 2014-K37 B 144A 4.607% 1/25/47#, •	4,550,000	4,522,896
Series 2015-K44 B 144A 3.719% 1/25/48#, •	1,000,000	966,499
Series 2017-K71 B 144A 3.752% 11/25/50#, •	80,000	73,112
Total Agency Commercial Mortgage-Backed Securities (cost $5,970,592)		5,562,507

Agency Mortgage-Backed Securities — 28.26%
Fannie Mae
3.00% 2/1/57	118,757	94,193
Fannie Mae S.F. 15 yr
2.00% 3/1/37	14,010,046	12,009,026
2.50% 7/1/36	12,469,304	10,888,661
2.50% 8/1/36	114,519	99,822
4.50% 5/1/38	3,520,050	3,338,851
Fannie Mae S.F. 20 yr
2.00% 3/1/41	7,562,901	5,980,174
2.00% 5/1/41	7,118,064	5,631,160
3.00% 9/1/37	2,189,816	1,957,526
4.00% 5/1/43	8,401,871	7,508,864
5.50% 8/1/43	3,687,022	3,548,676
Fannie Mae S.F. 30 yr
2.00% 11/1/50	9,664,664	7,181,249
2.00% 12/1/50	2,522,019	1,873,712
2.00% 1/1/51	2,565,370	1,918,425
2.00% 2/1/51	7,070,409	5,297,169
2.00% 3/1/51	738,220	546,433
2.00% 5/1/51	5,832,873	4,283,458
2.00% 8/1/51	3,582,211	2,658,064

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
2.00% 1/1/52	9,011,305	$6,720,245
2.50% 8/1/50	12,098,759	9,477,985
2.50% 6/1/51	9,278,550	7,224,915
2.50% 8/1/51	17,947,245	13,936,503
2.50% 2/1/52	27,259,007	20,992,151
3.00% 10/1/46	587,478	486,069
3.00% 4/1/47	4,888,537	4,039,158
3.00% 11/1/48	1,838,937	1,520,248
3.00% 12/1/49	11,454,817	9,311,498
3.00% 7/1/50	1,993,716	1,608,704
3.00% 8/1/50	1,833,733	1,479,400
3.00% 5/1/51	1,343,720	1,093,823
3.00% 7/1/51	11,029,756	8,920,043
3.00% 8/1/51	10,606,399	8,559,786
3.00% 12/1/51	1,572,093	1,269,971
3.00% 2/1/52	2,253,897	1,814,442
3.50% 2/1/47	4,270,957	3,723,684
3.50% 7/1/47	5,413,586	4,742,879
3.50% 1/1/48	2,116,325	1,812,056
3.50% 2/1/48	3,766,213	3,213,343
3.50% 12/1/49	683,787	580,699
3.50% 3/1/50	2,067,261	1,758,648
3.50% 8/1/50	6,048,478	5,197,110
3.50% 1/1/52	17,292,733	14,454,157
3.50% 5/1/52	7,432,548	6,281,328
4.00% 3/1/47	4,344,609	3,842,224
4.00% 4/1/47	1,250,216	1,105,480
4.00% 10/1/48	6,300,227	5,578,443
4.00% 5/1/51	5,576,944	4,899,040
4.00% 9/1/52	1,263,992	1,092,741
4.50% 7/1/40	19,077	17,996
4.50% 8/1/41	21,952	20,267
4.50% 2/1/46	16,143	14,849
4.50% 5/1/46	351,635	324,669
4.50% 4/1/48	1,603,698	1,487,499
4.50% 9/1/48	19,941	18,085
4.50% 1/1/49	10,811,783	9,843,539
4.50% 1/1/50	14,100,905	12,982,287
4.50% 4/1/50	1,853,643	1,687,466
4.50% 10/1/52	43,074,937	38,501,982
4.50% 12/1/52	8,726,081	7,800,813

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
4.50% 2/1/53	14,509,996	$12,970,098
5.00% 7/1/47	253,996	244,042
5.00% 7/1/49	6,248,846	5,857,805
5.00% 1/1/51	6,740,380	6,310,774
5.50% 5/1/44	7,215,326	7,087,601
5.50% 10/1/52	18,422,227	17,535,520
5.50% 11/1/52	9,379,396	8,915,644
5.50% 3/1/53	13,428,132	12,747,159
6.00% 1/1/42	12,971,130	13,010,085
6.00% 6/1/53	13,315,410	12,990,791
6.00% 7/1/53	6,508,396	6,392,517
6.00% 9/1/53	18,859,836	18,366,029
Freddie Mac S.F. 15 yr
3.00% 3/1/35	21,658,808	19,506,555
Freddie Mac S.F. 20 yr
2.00% 5/1/42	4,378,169	3,426,139
2.50% 6/1/41	14,861,280	12,042,582
3.00% 4/1/42	1,121,659	933,157
5.00% 11/1/42	6,736,083	6,308,594
Freddie Mac S.F. 30 yr
2.00% 2/1/52	7,945,995	5,840,991
2.00% 3/1/52	4,670,835	3,431,272
2.50% 10/1/51	16,235,904	12,607,120
2.50% 12/1/51	11,357,560	8,826,791
3.00% 11/1/46	88,916	73,624
3.00% 1/1/47	4,527,231	3,740,864
3.00% 1/1/50	1,711,283	1,395,775
3.00% 7/1/50	2,395,235	1,958,883
3.00% 5/1/51	13,814,193	11,320,824
3.00% 8/1/51	3,745,698	3,022,969
3.00% 8/1/52	11,223,311	9,076,818
3.50% 11/1/48	5,018,119	4,292,243
3.50% 2/1/49	30,829,042	26,045,888
3.50% 4/1/52	19,209,535	16,077,182
4.00% 9/1/52	35,238,382	30,540,379
4.50% 1/1/49	6,594,754	5,993,224
4.50% 8/1/49	4,108,317	3,745,458
4.50% 7/1/52	4,103,807	3,669,907
4.50% 10/1/52	15,514,938	13,866,979
5.00% 7/1/52	7,292,057	6,760,202
5.00% 6/1/53	37,310,433	34,422,779

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
5.50% 9/1/41	4,889,403	$4,809,927
5.50% 9/1/52	10,631,594	10,107,935
5.50% 11/1/52	6,405,104	6,090,465
5.50% 2/1/53	8,868,407	8,425,051
5.50% 3/1/53	10,910,405	10,379,056
5.50% 6/1/53	11,023,680	10,459,513
5.50% 9/1/53	11,448,251	10,877,925
6.00% 1/1/53	2,649,534	2,596,362
GNMA I S.F. 30 yr
3.00% 3/15/50	986,418	827,625
5.50% 10/15/42	4,349,227	4,299,291
GNMA II S.F. 30 yr
3.00% 8/20/50	1,817,583	1,531,342
5.00% 9/20/52	3,597,415	3,354,459
5.50% 5/20/37	246,096	244,104
5.50% 6/20/49	6,800,942	6,599,204
6.50% 6/20/39	1,174	1,209
Total Agency Mortgage-Backed Securities (cost $857,479,144)		756,210,420

Collateralized Debt Obligations — 1.60%
AMMC CLO Series 2018-22A A 144A 6.67% (TSFR03M + 1.29%, Floor 1.03%) 4/25/31 #, •	3,285,105	3,266,393
Apex Credit CLO Series 2018-1A A2 144A 6.67% (TSFR03M + 1.29%) 4/25/31 #, •	11,200,000	11,027,352
Black Diamond CLO DAC Series 2017-2A A2 144A 6.977% (TSFR03M + 1.56%, Floor 1.30%) 1/20/32 #, •	1,692,121	1,683,337
Catamaran CLO Series 2014-1A A1BR 144A 7.064% (TSFR03M + 1.65%) 4/22/30 #, •	5,000,000	4,985,040
Man GLG US CLO Series 2018-1A A1R 144A 6.817% (TSFR03M + 1.40%) 4/22/30 #, •	12,865,222	12,791,209
Saranac CLO VII Series 2014-2A A1AR 144A 6.871% (TSFR03M + 1.49%) 11/20/29 #, •	91,785	91,608
Signal Peak CLO Series 2018-5A A 144A 6.75% (TSFR03M + 1.37%, Floor 1.11%) 4/25/31 #, •	7,148,181	7,126,973
Venture CLO Series 2021-42A A1A 144A 6.785% (TSFR03M + 1.39%, Floor 1.13%) 4/15/34 #, •	300,000	294,559

Schedule of investments

Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Collateralized Debt Obligations (continued)
Zais CLO Series 2021-17A A1A 144A 7.007% (TSFR03M + 1.59%, Floor 1.33%) 10/20/33 #, •	1,500,000	$1,494,540
Total Collateralized Debt Obligations (cost $43,044,915)		42,761,011

Corporate Bonds — 31.97%
Banking — 7.36%
Access Bank 144A 6.125% 9/21/26 #	790,000	661,230
Akbank TAS
144A 6.80% 2/6/26 #	675,000	656,657
6.80% 6/22/31 µ	400,000	374,703
Banco Continental 144A 2.75% 12/10/25 #	480,000	437,898
Banco de Credito e Inversiones 144A 3.50% 10/12/27 #	695,000	631,823
Banco GNB Sudameris 144A 7.50% 4/16/31 #, µ	745,000	576,257
Banco Industrial 144A 4.875% 1/29/31 #, µ	405,000	367,390
Banco Mercantil del Norte 144A 8.375% 10/14/30 #, µ, ψ	320,000	292,141
Banco Santander 5.588% 8/8/28	3,800,000	3,662,318
Banco Santander Mexico 144A 7.525% 10/1/28 #, µ	425,000	425,236
Bank Leumi Le-Israel
144A 5.125% 7/27/27 #	540,000	505,629
144A 7.129% 7/18/33 #, µ	725,000	648,440
Bank of America
2.482% 9/21/36 µ	13,120,000	9,355,549
2.972% 2/4/33 µ	4,100,000	3,143,598
5.819% 9/15/29 µ	1,600,000	1,558,359
5.872% 9/15/34 µ	1,745,000	1,643,903
6.204% 11/10/28 µ	9,100,000	9,042,331
Bank of New York Mellon 4.70% 9/20/25 µ, ψ	6,728,000	6,384,676
Barclays
6.224% 5/9/34 µ	3,210,000	2,943,845
7.385% 11/2/28 µ	1,779,000	1,799,097
BBVA Bancomer
144A 1.875% 9/18/25 #	465,000	427,851
144A 5.875% 9/13/34 #, µ	710,000	615,769
Citigroup
5.61% 9/29/26 µ	2,033,000	2,007,634
6.174% 5/25/34 µ	1,887,000	1,754,948

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Citizens Bank 6.064% 10/24/25 µ		4,740,000	$4,533,467
Credit Agricole 144A 5.514% 7/5/33 #		5,965,000	5,589,335
Credit Suisse 7.95% 1/9/25		1,425,000	1,445,639
Deutsche Bank
3.729% 1/14/32 µ		3,669,000	2,657,798
3.742% 1/7/33 µ		1,774,000	1,241,224
6.72% 1/18/29 µ		4,582,000	4,499,080
7.146% 7/13/27 µ		2,310,000	2,308,967
Fifth Third Bank 5.852% 10/27/25 µ		5,875,000	5,724,331
Goldman Sachs Group 6.484% 10/24/29 µ		3,920,000	3,920,074
Hana Bank 144A 1.25% 12/16/26 #		325,000	284,781
HSBC Holdings 5.887% 8/14/27 µ		1,465,000	1,439,603
Huntington Bancshares 6.208% 8/21/29 µ		3,615,000	3,476,094
Huntington National Bank
4.552% 5/17/28 µ		2,957,000	2,718,787
5.65% 1/10/30		1,885,000	1,727,767
ICICI Bank 144A 4.00% 3/18/26 #		345,000	331,482
ING Groep 6.083% 9/11/27 µ		1,600,000	1,585,298
JPMorgan Chase & Co.
1.764% 11/19/31 µ		9,020,000	6,675,823
3.109% 4/22/51 µ		1,215,000	716,311
5.35% 6/1/34 µ		1,192,000	1,099,813
6.254% 10/23/34 µ		1,853,000	1,828,745
KeyBank
4.15% 8/8/25		4,303,000	4,003,188
5.00% 1/26/33		1,792,000	1,443,409
Morgan Stanley
0.495% 10/26/29 µ	EUR	4,650,000	4,046,860
2.484% 9/16/36 µ		9,638,000	6,821,832
5.164% 4/20/29 µ		9,800,000	9,326,472
5.25% 4/21/34 µ		1,026,000	924,820
6.138% 10/16/26 µ		2,120,000	2,114,805
6.296% 10/18/28 µ		4,028,000	4,022,122
6.407% 11/1/29 µ		2,435,000	2,435,420
6.627% 11/1/34 µ		3,315,000	3,313,617
NBK SPC 144A 1.625% 9/15/27 #, µ		1,395,000	1,231,544
PNC Bank 4.05% 7/26/28		6,875,000	6,125,318
PNC Financial Services Group 6.875% 10/20/34 µ		3,330,000	3,329,379
Popular 7.25% 3/13/28		1,910,000	1,895,761
Rizal Commercial Banking 6.50% 8/27/25 µ, ψ		685,000	621,637

Schedule of investments

Delaware Diversified Income Fund

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Shinhan Bank 3.875% 3/24/26		550,000	$519,483
Shinhan Financial Group 144A 5.00% 7/24/28 #		370,000	353,959
Standard Chartered 144A 6.301% 1/9/29 #, µ		590,000	578,544
SVB Financial Group
1.80% 2/2/31 ‡		2,130,000	1,228,083
4.00% 5/15/26 µ, ‡, ψ		6,135,000	98,520
4.57% 4/29/33 µ, ‡		7,192,000	4,218,396
Toronto-Dominion Bank 4.108% 6/8/27		1,870,000	1,753,833
Truist Bank 2.636% 9/17/29 µ		15,293,000	14,111,759
Truist Financial
4.95% 9/1/25 µ, ψ		4,255,000	3,869,664
6.123% 10/28/33 µ		1,676,000	1,552,793
7.161% 10/30/29 µ		705,000	709,347
Turkiye Garanti Bankasi 144A 7.177% 5/24/27 #, µ		675,000	635,186
UBS Group 0.25% 11/5/28 µ	EUR	2,350,000	2,080,889
US Bancorp
2.491% 11/3/36 µ		8,005,000	5,472,649
4.653% 2/1/29 µ		2,558,000	2,361,747
5.727% 10/21/26 µ		555,000	547,233
6.787% 10/26/27 µ		1,475,000	1,486,427
			196,956,397
Basic Industry — 0.72%
Anglo American Capital 144A 5.50% 5/2/33 #		780,000	709,489
AngloGold Ashanti Holdings 3.375% 11/1/28		480,000	397,785
BHP Billiton Finance USA 5.25% 9/8/30		6,025,000	5,799,110
Braskem Netherlands Finance 144A 4.50% 1/31/30 #		695,000	535,494
Celanese US Holdings
6.05% 3/15/25		1,298,000	1,294,386
6.165% 7/15/27		1,050,000	1,025,291
CSN Resources
144A 5.875% 4/8/32 #		540,000	427,550
144A 7.625% 4/17/26 #		370,000	367,724
First Quantum Minerals
144A 6.875% 10/15/27 #		355,000	302,899
144A 8.625% 6/1/31 #		730,000	617,107
ICL Group 144A 6.375% 5/31/38 #		467,000	394,148
Metinvest 144A 7.75% 10/17/29 #		730,000	436,175

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Sasol Financing USA
6.50% 9/27/28		450,000	$398,711
144A 8.75% 5/3/29 #		760,000	722,699
Sherwin-Williams 3.30% 5/15/50		7,980,000	4,814,407
Southern Copper 3.875% 4/23/25		435,000	421,142
Vale Overseas 6.125% 6/12/33		660,000	621,461
			19,285,578
Brokerage — 0.38%
Jefferies Financial Group
2.625% 10/15/31		4,525,000	3,338,298
5.875% 7/21/28		4,600,000	4,443,102
6.50% 1/20/43		2,615,000	2,414,291
			10,195,691
Capital Goods — 0.80%
Ardagh Metal Packaging Finance USA 144A 3.25% 9/1/28 #		3,842,000	3,133,607
Cemex 144A 9.125% 3/14/28 #, µ, ψ		550,000	564,512
Embraer Netherlands Finance 144A 7.00% 7/28/30 #		625,000	610,869
Foxconn Far East 2.50% 10/28/30		535,000	418,017
Holcim Finance Luxembourg
0.50% 4/23/31	EUR	2,400,000	1,916,805
0.625% 4/6/30	EUR	2,300,000	1,929,031
Mauser Packaging Solutions Holding 144A 7.875% 8/15/26 #		2,990,000	2,803,481
SAN Miguel Industrias 144A 3.50% 8/2/28 #		800,000	654,408
Standard Industries 144A 3.375% 1/15/31 #		2,956,000	2,240,357
Teledyne Technologies 2.25% 4/1/28		5,455,000	4,659,587
Turkiye Sise ve Cam Fabrikalari 144A 6.95% 3/14/26 #		470,000	454,993
UltraTech Cement 144A 2.80% 2/16/31 #		730,000	565,181
United Rentals North America 3.875% 2/15/31		1,711,000	1,410,342
			21,361,190
Communications — 4.19%
Altice Financing 144A 5.00% 1/15/28 #		580,000	472,167
Altice France 144A 5.50% 10/15/29 #		2,600,000	1,790,479
America Movil 4.70% 7/21/32		685,000	618,699
AT&T
3.50% 6/1/41		2,069,000	1,384,117
3.50% 9/15/53		18,030,000	10,625,676

Schedule of investments

Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Axian Telecom 144A 7.375% 2/16/27 #	595,000	$531,335
C&W Senior Financing 144A 6.875% 9/15/27 #	480,000	413,170
CCO Holdings 144A 4.25% 1/15/34 #	5,640,000	4,078,497
Cellnex Finance 144A 3.875% 7/7/41 #	10,698,000	7,138,400
Charter Communications Operating
3.85% 4/1/61	7,370,000	3,896,338
4.40% 12/1/61	9,909,000	5,773,772
Comcast
2.80% 1/15/51	1,378,000	753,692
4.55% 1/15/29	6,785,000	6,442,873
4.80% 5/15/33	1,395,000	1,272,947
Connect Finco 144A 6.75% 10/1/26 #	5,030,000	4,694,430
Crown Castle
1.05% 7/15/26	3,060,000	2,676,409
2.10% 4/1/31	8,598,000	6,368,239
CSC Holdings 144A 4.625% 12/1/30 #	1,820,000	924,263
CT Trust 144A 5.125% 2/3/32 #	675,000	520,542
Directv Financing 144A 5.875% 8/15/27 #	3,586,000	3,145,532
Discovery Communications 4.00% 9/15/55	18,950,000	10,892,934
Frontier Communications Holdings
144A 5.00% 5/1/28 #	3,385,000	2,925,488
144A 5.875% 10/15/27 #	2,295,000	2,094,218
Prosus 144A 4.193% 1/19/32 #	775,000	595,665
Silknet JSC 144A 8.375% 1/31/27 #	510,000	502,350
Sprint Spectrum 144A 4.738% 9/20/29 #	1,278,750	1,264,471
Summit Digitel Infrastructure 144A 2.875% 8/12/31 #	970,000	722,362
Time Warner Cable 7.30% 7/1/38	10,225,000	9,533,867
T-Mobile USA
3.00% 2/15/41	13,210,000	8,343,169
3.75% 4/15/27	5,850,000	5,441,919
5.75% 1/15/34	1,465,000	1,390,462
Turkcell Iletisim Hizmetleri 144A 5.80% 4/11/28 #	500,000	456,034
Verizon Communications 2.875% 11/20/50	2,755,000	1,507,019
Vmed O2 UK Financing I 144A 4.25% 1/31/31 #	3,745,000	2,949,270
		112,140,805
Consumer Cyclical — 1.20%
Alibaba Group Holding 2.70% 2/9/41	580,000	335,843
Alsea 144A 7.75% 12/14/26 #	500,000	496,794

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Amazon.com 2.50% 6/3/50	3,585,000	$1,984,544
Aptiv 3.10% 12/1/51	7,951,000	4,287,597
Arcos Dorados 144A 6.125% 5/27/29 #	490,000	457,170
Carnival
144A 4.00% 8/1/28 #	1,065,000	927,237
144A 7.625% 3/1/26 #	2,524,000	2,456,313
Ford Motor Credit
2.30% 2/10/25	645,000	609,783
2.90% 2/16/28	1,425,000	1,213,693
2.90% 2/10/29	940,000	769,954
4.542% 8/1/26	2,577,000	2,426,264
6.95% 6/10/26	1,725,000	1,731,227
Future Retail 144A 5.60% 1/22/25 #, ‡	1,295,000	9,712
Kia 144A 2.375% 2/14/25 #	650,000	621,006
Mercedes-Benz Finance North America
144A 5.05% 8/3/33 #	1,470,000	1,348,884
144A 5.10% 8/3/28 #	3,545,000	3,438,639
MGM China Holdings
144A 4.75% 2/1/27 #	670,000	589,707
144A 5.25% 6/18/25 #	255,000	242,898
Nemak 144A 3.625% 6/28/31 #	665,000	492,533
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	1,480,000	1,350,858
Sands China
3.50% 8/8/31	520,000	394,508
4.30% 1/8/26	660,000	612,704
Studio City Finance 144A 5.00% 1/15/29 #	1,065,000	765,469
VICI Properties 4.95% 2/15/30	5,195,000	4,636,511
		32,199,848
Consumer Non-Cyclical — 2.95%
Amgen
5.15% 3/2/28	1,615,000	1,576,848
5.25% 3/2/30	1,595,000	1,531,785
5.25% 3/2/33	22,110,000	20,630,463
Bimbo Bakeries USA 144A 6.40% 1/15/34 #	635,000	633,463
Bristol-Myers Squibb 5.90% 11/15/33	2,035,000	2,024,246
Central American Bottling 144A 5.25% 4/27/29 #	780,000	687,539
Coca-Cola Icecek 144A 4.50% 1/20/29 #	500,000	438,125

Schedule of investments

Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
CVS Health
2.70% 8/21/40	10,910,000	$6,611,480
5.25% 1/30/31	1,435,000	1,351,217
DaVita
144A 3.75% 2/15/31 #	1,410,000	1,014,735
144A 4.625% 6/1/30 #	980,000	768,830
Gilead Sciences 5.55% 10/15/53	2,380,000	2,151,634
HCA
3.50% 7/15/51	8,126,000	4,712,276
5.20% 6/1/28	1,089,000	1,037,265
Indofood CBP Sukses Makmur
3.541% 4/27/32	600,000	469,387
4.805% 4/27/52	415,000	280,913
InRetail Consumer 144A 3.25% 3/22/28 #	855,000	718,257
JBS USA LUX
3.00% 2/2/29	3,868,000	3,187,310
3.75% 12/1/31	315,000	245,048
5.50% 1/15/30	560,000	512,119
MHP Lux
144A 6.25% 9/19/29 #	434,000	275,225
144A 6.95% 4/3/26 #	353,000	264,207
Minerva Luxembourg 144A 8.875% 9/13/33 #	825,000	811,140
New York & Presbyterian Hospital 4.063% 8/1/56	130,000	92,868
Pfizer Investment Enterprises
4.75% 5/19/33	3,415,000	3,140,284
5.11% 5/19/43	2,440,000	2,143,215
5.30% 5/19/53	2,035,000	1,781,858
Royalty Pharma
1.75% 9/2/27	3,955,000	3,368,849
3.35% 9/2/51	9,196,000	5,076,135
3.55% 9/2/50	3,376,000	1,971,406
Takeda Pharmaceutical 3.175% 7/9/50	12,660,000	7,514,032
Teva Pharmaceutical Finance Netherlands III
5.125% 5/9/29	400,000	349,516
6.75% 3/1/28	640,000	612,594
Zoetis 5.40% 11/14/25	930,000	923,480
		78,907,749

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Electric — 3.52%
AEP Texas 5.40% 6/1/33	1,180,000	$1,096,127
AES Andes 144A 7.125% 3/26/79 #, µ	565,000	532,782
Alfa Desarrollo 144A 4.55% 9/27/51 #	655,882	426,505
Appalachian Power 4.50% 8/1/32	7,755,000	6,774,737
Berkshire Hathaway Energy 2.85% 5/15/51	9,875,000	5,448,172
Calpine
144A 4.50% 2/15/28 #	895,000	807,852
144A 5.00% 2/1/31 #	3,015,000	2,434,863
144A 5.125% 3/15/28 #	893,000	800,023
Cikarang Listrindo 144A 4.95% 9/14/26 #	614,000	581,875
Colbun 144A 3.95% 10/11/27 #	545,000	498,582
Continuum Energy Aura 144A 9.50% 2/24/27 #	510,000	505,097
Duke Energy 4.875% 9/16/24 µ, ψ	5,585,000	5,418,137
Duke Energy Carolinas 4.95% 1/15/33	1,945,000	1,797,407
Enel Finance America 144A 2.875% 7/12/41 #	6,725,000	3,853,732
Entergy Arkansas 4.20% 4/1/49	2,570,000	1,836,575
Entergy Louisiana 4.95% 1/15/45	685,000	545,569
Entergy Texas 3.55% 9/30/49	2,160,000	1,367,304
Evergy Kansas Central 3.45% 4/15/50	3,230,000	2,010,451
Exelon 5.30% 3/15/33	1,430,000	1,327,763
JSW Hydro Energy 144A 4.125% 5/18/31 #	613,200	504,755
Louisville Gas and Electric 4.25% 4/1/49	8,025,000	5,790,610
Minejesa Capital 144A 5.625% 8/10/37 #	445,000	329,469
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	659,000	599,031
National Rural Utilities Cooperative Finance 5.80% 1/15/33	475,000	459,728
NextEra Energy Capital Holdings
3.00% 1/15/52	2,970,000	1,630,838
5.749% 9/1/25	1,120,000	1,115,155
Oglethorpe Power
3.75% 8/1/50	4,332,000	2,739,105
5.05% 10/1/48	3,280,000	2,546,127
Pacific Gas and Electric 3.30% 8/1/40	13,248,000	8,048,173
PG&E 5.25% 7/1/30	2,515,000	2,206,752
Southern 5.70% 10/15/32	1,830,000	1,754,773
Southern California Edison
3.65% 2/1/50	9,065,000	5,765,917
4.00% 4/1/47	1,720,000	1,178,900
4.875% 3/1/49	7,525,000	5,861,555
Vistra 144A 7.00% 12/15/26 #, µ, ψ	3,250,000	2,961,676

Schedule of investments

Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Vistra Operations
144A 5.125% 5/13/25 #	11,760,000	$11,502,502
144A 6.95% 10/15/33 #	1,160,000	1,106,172
		94,164,791
Energy — 3.00%
BP Capital Markets 4.875% 3/22/30 µ, ψ	8,350,000	7,294,936
BP Capital Markets America 4.812% 2/13/33	2,948,000	2,694,954
Canacol Energy 144A 5.75% 11/24/28 #	495,000	357,546
Cheniere Energy Partners 4.50% 10/1/29	3,705,000	3,320,302
CNX Resources 144A 6.00% 1/15/29 #	4,490,000	4,121,556
Diamondback Energy
3.125% 3/24/31	5,465,000	4,476,742
4.25% 3/15/52	3,199,000	2,200,895
EIG Pearl Holdings 144A 4.387% 11/30/46 #	545,000	373,647
Energean Israel Finance
144A 4.875% 3/30/26 #	535,000	472,806
144A 8.50% 9/30/33 #	410,000	359,262
Energy Transfer 6.50% 11/15/26 µ, ψ	9,375,000	8,514,187
Enterprise Products Operating
3.20% 2/15/52	14,770,000	8,921,826
3.30% 2/15/53	1,540,000	944,037
5.35% 1/31/33	630,000	600,772
Galaxy Pipeline Assets Bidco
144A 2.16% 3/31/34 #	509,664	414,033
144A 2.94% 9/30/40 #	601,862	446,268
Geopark 144A 5.50% 1/17/27 #	770,000	647,688
Greensaif Pipelines Bidco 144A 6.51% 2/23/42 #	910,000	845,707
Guara Norte 144A 5.198% 6/15/34 #	565,927	480,533
Kinder Morgan 5.20% 6/1/33	2,220,000	2,001,548
Kosmos Energy 144A 7.75% 5/1/27 #	950,000	855,047
Medco Maple Tree 144A 8.96% 4/27/29 #	495,000	487,266
Murphy Oil 5.875% 12/1/27	3,718,000	3,578,766
Occidental Petroleum 6.125% 1/1/31	4,155,000	4,067,475
ONEOK
5.65% 11/1/28	1,005,000	981,147
5.80% 11/1/30	1,280,000	1,232,590
6.05% 9/1/33	1,816,000	1,741,268
6.625% 9/1/53	2,435,000	2,277,709
PDC Energy 5.75% 5/15/26	2,395,000	2,386,318

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Targa Resources Partners 5.00% 1/15/28	5,180,000	$4,893,675
Tennessee Gas Pipeline 144A 2.90% 3/1/30 #	7,605,000	6,228,852
Thaioil Treasury Center 144A 2.50% 6/18/30 #	790,000	615,774
TMS Issuer 144A 5.78% 8/23/32 #	490,000	476,427
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #	765,000	705,618
Tullow Oil 144A 10.25% 5/15/26 #	424,000	364,526
		80,381,703
Financials — 1.95%
AerCap Ireland Capital DAC
2.45% 10/29/26	3,595,000	3,199,131
3.00% 10/29/28	11,237,000	9,469,249
6.50% 7/15/25	3,600,000	3,592,953
Air Lease
2.875% 1/15/32	3,995,000	3,041,596
3.00% 2/1/30	14,315,000	11,634,121
4.125% 12/15/26 µ, ψ	1,925,000	1,390,029
4.625% 10/1/28	5,320,000	4,884,068
Aviation Capital Group
144A 3.50% 11/1/27 #	7,135,000	6,269,154
144A 6.25% 4/15/28 #	6,450,000	6,241,601
144A 6.75% 10/25/28 #	1,070,000	1,055,025
Bangkok Bank 144A 5.00% 9/23/25 #, µ, ψ	505,000	471,879
Country Garden Holdings
3.875% 10/22/30	200,000	9,200
4.20% 2/6/26	613,000	26,788
7.25% 4/8/26	615,000	29,858
GLP 3.875% 6/4/25	495,000	306,900
MAF Global Securities 7.875% 6/30/27 µ, ψ	540,000	533,663
RKPF Overseas 2020 A 5.125% 7/26/26	545,000	159,560
		52,314,775
Industrials — 0.08%
Bidvest Group UK 144A 3.625% 9/23/26 #	480,000	427,943
CK Hutchison International 23
144A 4.75% 4/21/28 #	490,000	470,538
144A 4.875% 4/21/33 #	875,000	798,167
West China Cement 4.95% 7/8/26	470,000	328,311
		2,024,959

Schedule of investments

Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Insurance — 2.20%
AIA Group 144A 3.375% 4/7/30 #	490,000	$422,524
American International Group 5.125% 3/27/33	6,510,000	5,923,330
Aon
2.90% 8/23/51	6,525,000	3,605,888
5.00% 9/12/32	4,930,000	4,474,167
Athene Holding
3.45% 5/15/52	5,435,000	3,074,195
3.95% 5/25/51	2,420,000	1,517,194
Brighthouse Financial
3.85% 12/22/51	2,738,000	1,491,513
4.70% 6/22/47	1,539,000	1,012,139
Jones Deslauriers Insurance Management 144A 8.50% 3/15/30 #	5,075,000	4,990,951
Marsh & McLennan 5.70% 9/15/53	6,235,000	5,732,274
MetLife 6.40% 12/15/36	45,000	42,270
New York Life Global Funding 144A 5.45% 9/18/26 #	4,565,000	4,539,268
Prudential Financial 3.70% 3/13/51	4,795,000	3,127,296
Sagicor Financial 144A 5.30% 5/13/28 #	710,000	661,784
UnitedHealth Group
4.20% 5/15/32	3,933,000	3,488,728
4.50% 4/15/33	13,284,000	11,966,735
5.05% 4/15/53	3,233,000	2,721,703
		58,791,959
Natural Gas — 0.32%
Atmos Energy 2.85% 2/15/52	2,145,000	1,209,660
ENN Energy Holdings 144A 2.625% 9/17/30 #	755,000	597,902
Infraestructura Energetica Nova 144A 4.75% 1/15/51 #	595,000	405,042
Medco Laurel Tree 144A 6.95% 11/12/28 #	805,000	744,241
Sempra 4.875% 10/15/25 µ, ψ	1,810,000	1,694,823
Southern Co. Gas Capital 5.15% 9/15/32	4,274,000	3,929,842
		8,581,510
Real Estate Investment Trusts — 0.15%
American Homes 4 Rent 3.625% 4/15/32	4,070,000	3,289,269
CIBANCO Institucion de Banca Multiple Trust 144A 4.375% 7/22/31 #	820,000	597,419
		3,886,688

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Technology — 1.59%
Apple 4.30% 5/10/33	2,045,000	$1,891,948
Autodesk 2.40% 12/15/31	6,390,000	4,911,916
Broadcom 144A 3.469% 4/15/34 #	8,477,000	6,461,666
CDW
2.67% 12/1/26	1,425,000	1,276,408
3.276% 12/1/28	10,765,000	9,217,155
Entegris Escrow 144A 4.75% 4/15/29 #	3,030,000	2,716,453
Iron Mountain 144A 5.25% 7/15/30 #	1,700,000	1,478,223
Iron Mountain Information Management Services 144A 5.00% 7/15/32 #	5,330,000	4,367,468
Oracle
3.60% 4/1/50	4,289,000	2,630,378
4.65% 5/6/30	6,115,000	5,608,387
SK Hynix
144A 1.50% 1/19/26 #	385,000	346,271
144A 6.50% 1/17/33 #	555,000	528,615
Tencent Holdings
144A 2.88% 4/22/31 #	380,000	303,101
144A 3.68% 4/22/41 #	445,000	296,898
TSMC Global 144A 4.625% 7/22/32 #	690,000	642,208
		42,677,095
Transportation — 1.54%
Acu Petroleo Luxembourg 144A 7.50% 7/13/35 #	746,031	673,748
Aeropuertos Argentina 2000 144A 8.50% 8/1/31 #	585,300	541,169
Azul Secured Finance 144A 11.93% 8/28/28 #	1,275,000	1,240,414
Burlington Northern Santa Fe 2.875% 6/15/52	3,840,000	2,194,302
Delta Air Lines
144A 7.00% 5/1/25 #	11,265,000	11,316,653
7.375% 1/15/26	1,855,000	1,875,377
ERAC USA Finance 144A 4.90% 5/1/33 #	1,600,000	1,457,216
Grupo Aeromexico 144A 8.50% 3/17/27 #	895,000	830,832
International Container Terminal Services 4.75% 6/17/30	775,000	722,534
Lima Metro Line 2 Finance 144A 4.35% 4/5/36 #	406,859	346,773
Mileage Plus Holdings 144A 6.50% 6/20/27 #	8,460,000	8,363,959
Rumo Luxembourg 144A 5.25% 1/10/28 #	685,000	626,494

Schedule of investments

Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Transportation (continued)
United Airlines
144A 4.375% 4/15/26 #	3,780,000	$3,510,144
144A 4.625% 4/15/29 #	8,871,000	7,501,347
		41,200,962
Utilities — 0.02%
Aegea Finance 144A 9.00% 1/20/31 #	570,000	568,940
		568,940
Total Corporate Bonds (cost $1,009,395,290)		855,640,640

Government Agency Obligations — 0.88%
Abu Dhabi Crude Oil Pipeline 144A 4.60% 11/2/47 #	495,000	406,176
Abu Dhabi National Energy PJSC 144A 2.00% 4/29/28 #	745,000	639,676
Banco do Brasil 144A 6.25% 4/18/30 #	425,000	407,919
BOC Aviation USA 144A 4.875% 5/3/33 #	1,280,000	1,148,237
CIMB Bank 144A 2.125% 7/20/27 #	685,000	603,086
Consorcio Transmantaro 144A 5.20% 4/11/38 #	650,000	556,362
Corp Nacional del Cobre de Chile
144A 3.70% 1/30/50 #	450,000	265,658
144A 4.25% 7/17/42 #	400,000	279,914
Ecopetrol
5.875% 11/2/51	510,000	320,123
6.875% 4/29/30	685,000	617,321
Emirates NBD Bank PJSC 2.625% 2/18/25	310,000	294,531
First Abu Dhabi Bank 4.50% 4/5/26 µ, ψ	520,000	488,410
Freeport Indonesia
144A 5.315% 4/14/32 #	530,000	473,602
144A 6.20% 4/14/52 #	450,000	372,465
Gaci First Investment 4.875% 2/14/35	546,000	483,072
Georgian Railway JSC 4.00% 6/17/28	950,000	817,095
Greenko Power II 144A 4.30% 12/13/28 #	561,138	472,368
Huarong Finance 2017 4.75% 4/27/27	590,000	514,037
Hutama Karya Persero 144A 3.75% 5/11/30 #	400,000	348,240
Israel Electric 144A 3.75% 2/22/32 #	640,000	490,762
KazMunayGas National
144A 4.75% 4/19/27 #	280,000	261,995
144A 5.375% 4/24/30 #	495,000	443,930
MISC Capital Two Labuan 144A 3.75% 4/6/27 #	950,000	875,543

	Principal
	amount°	Value (US $)
Government Agency Obligations (continued)
OCP
144A 3.75% 6/23/31 #	350,000	$276,545
144A 5.125% 6/23/51 #	840,000	541,267
Oil and Gas Holding 7.50% 10/25/27	273,000	275,207
Oryx Funding 144A 5.80% 2/3/31 #	885,000	820,146
Perusahaan Listrik Negara
144A 4.125% 5/15/27 #	795,000	747,892
144A 5.25% 5/15/47 #	870,000	664,958
Petrobras Global Finance 6.50% 7/3/33	535,000	498,974
Petroleos Mexicanos
6.75% 9/21/47	1,319,000	748,286
7.69% 1/23/50	1,005,000	621,300
144A 10.00% 2/7/33 #	300,000	265,471
Petronas Capital
144A 2.48% 1/28/32 #	800,000	625,379
144A 3.50% 4/21/30 #	600,000	525,457
PTTEP Treasury Center 144A 2.587% 6/10/27 #	475,000	425,589
QazaqGaz NC JSC 144A 4.375% 9/26/27 #	1,820,000	1,665,209
QNB Finance 2.625% 5/12/25	760,000	718,243
Saudi Arabian Oil
144A 3.50% 11/24/70 #	210,000	118,748
144A 4.25% 4/16/39 #	1,242,000	976,265
Sino-Ocean Land Treasure IV 4.75% 8/5/29 ‡	620,000	25,209
Sweihan PV Power PJSC 144A 3.625% 1/31/49 #	523,535	390,602
Uzbekneftegaz JSC
4.75% 11/16/28	350,000	276,064
144A 4.75% 11/16/28 #	420,000	331,277
YPF 144A 6.95% 7/21/27 #	565,000	427,561
Total Government Agency Obligations (cost $27,413,986)		23,546,171

Municipal Bonds — 0.56%
Commonwealth of Puerto Rico (Restructured)
Series A-1 2.993% 7/1/24^	212,555	205,951
Series A-1 4.00% 7/1/35	951,451	799,780
Series A-1 4.00% 7/1/37	1,010,652	823,075

Schedule of investments

Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	16,074,564	$13,140,956
Total Municipal Bonds (cost $16,549,942)		14,969,762

Non-Agency Asset-Backed Securities — 1.66%
Citicorp Residential Mortgage Trust Series 2006-3 A5 4.655% 11/25/36 ~	890,451	872,434
Contimortgage Home Equity Loan Trust Series 1996-4 A8 7.22% 1/15/28	1,212	1,063
DataBank Issuer Series 2021-1A A2 144A 2.06% 2/27/51 #	5,300,000	4,667,987
Diamond Infrastructure Funding Series 2021-1A A 144A 1.76% 4/15/49 #	13,905,000	11,841,086
Domino's Pizza Master Issuer Series 2021-1A A2I 144A 2.662% 4/25/51 #	21,576,750	18,017,147
Ford Credit Auto Owner Trust Series 2021-A B 0.70% 10/15/26	680,000	633,767
JPMorgan Chase Bank Series 2021-3 B 144A 0.76% 2/26/29 #	1,047,548	1,004,787
PFS Financing Series 2021-A A 144A 0.71% 4/15/26 #	4,950,000	4,826,539
Towd Point Mortgage Trust
Series 2017-1 A1 144A 2.75% 10/25/56 #, •	41,758	41,349
Series 2017-2 A1 144A 2.75% 4/25/57 #, •	10,812	10,753
Series 2017-4 M1 144A 3.25% 6/25/57 #, •	2,705,000	2,221,991
Series 2018-1 A1 144A 3.00% 1/25/58 #, •	362,457	347,835
Total Non-Agency Asset-Backed Securities (cost $51,205,600)		44,486,738

Non-Agency Collateralized Mortgage Obligations — 2.25%
Agate Bay Mortgage Trust
Series 2015-1 B1 144A 3.656% 1/25/45 #, •	658,695	614,083
Series 2015-1 B2 144A 3.656% 1/25/45 #, •	372,450	346,842
Citicorp Mortgage Securities Trust Series 2006-3 1A9 5.75% 6/25/36	120,673	97,419
Connecticut Avenue Securities Trust
Series 2018-R07 1M2 144A 7.835% (SOFR + 2.51%) 4/25/31 #, •	63,258	63,258
Series 2019-R01 2M2 144A 7.885% (SOFR + 2.56%) 7/25/31 #, •	100,833	100,955
Series 2022-R01 1M2 144A 7.221% (SOFR + 1.90%) 12/25/41 #, •	3,900,000	3,841,551

	Principal
	amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust Series 2022-R02 2M2 144A 8.321% (SOFR + 3.00%) 1/25/42 #, •	2,200,000	$2,199,146
Flagstar Mortgage Trust Series 2021-2 A6 144A 2.50% 4/25/51 #, •	2,692,029	2,215,780
GS Mortgage-Backed Securities Trust
Series 2021-PJ4 A8 144A 2.50% 9/25/51 #, •	5,542,291	4,579,606
Series 2021-PJ7 A2 144A 2.50% 1/25/52 #, •	5,481,376	4,004,189
JPMorgan Mortgage Trust
Series 2014-2 B1 144A 3.412% 6/25/29 #, •	546,605	474,129
Series 2014-2 B2 144A 3.412% 6/25/29 #, •	216,947	186,699
Series 2015-1 B2 144A 6.676% 12/25/44 #, •	1,131,950	1,071,973
Series 2015-4 B1 144A 3.539% 6/25/45 #, •	1,411,837	1,215,918
Series 2015-4 B2 144A 3.539% 6/25/45 #, •	1,027,801	883,509
Series 2015-5 B2 144A 6.752% 5/25/45 #, •	1,156,374	1,143,534
Series 2015-6 B1 144A 3.516% 10/25/45 #, •	938,072	849,442
Series 2015-6 B2 144A 3.516% 10/25/45 #, •	866,085	782,225
Series 2016-4 B1 144A 3.813% 10/25/46 #, •	926,796	818,490
Series 2016-4 B2 144A 3.813% 10/25/46 #, •	1,602,127	1,406,849
Series 2017-1 B3 144A 3.449% 1/25/47 #, •	2,764,106	2,244,764
Series 2017-2 A3 144A 3.50% 5/25/47 #, •	231,308	191,400
Series 2020-2 A3 144A 3.50% 7/25/50 #, •	218,499	179,321
Series 2020-7 A3 144A 3.00% 1/25/51 #, •	1,016,561	777,471
Series 2021-1 A3 144A 2.50% 6/25/51 #, •	1,865,990	1,364,333
Series 2021-10 A3 144A 2.50% 12/25/51 #, •	3,620,973	2,645,149
Series 2021-11 A3 144A 2.50% 1/25/52 #, •	9,043,152	6,623,051
Series 2021-13 A3 144A 2.50% 4/25/52 #, •	4,216,998	3,080,551
Series 2021-13 B1 144A 3.142% 4/25/52 #, •	4,745,338	3,470,755
Morgan Stanley Residential Mortgage Loan Trust
Series 2020-1 A2A 144A 2.50% 12/25/50 #, •	3,853,828	2,820,069
Series 2021-1 A2 144A 2.50% 3/25/51 #, •	1,740,140	1,272,317
Series 2021-4 A3 144A 2.50% 7/25/51 #, •	1,754,238	1,288,064
New Residential Mortgage Loan Trust Series 2018-RPL1 A1 144A 3.50% 12/25/57 #, •	484,715	448,813
RCKT Mortgage Trust
Series 2021-1 A1 144A 2.50% 3/25/51 #, •	1,857,360	1,356,816
Series 2021-6 A1 144A 2.50% 12/25/51 #, •	3,940,004	2,878,205
Sequoia Mortgage Trust
Series 2013-4 B2 3.438% 4/25/43 •	304,502	278,513
Series 2015-1 B2 144A 3.919% 1/25/45 #, •	565,081	524,576

Schedule of investments

Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Sequoia Mortgage Trust
Series 2015-2 B2 144A 3.764% 5/25/45 #, •	168,188	$151,308
Series 2017-5 B1 144A 3.779% 8/25/47 #, •	207,209	178,305
Series 2020-4 A2 144A 2.50% 11/25/50 #, •	1,387,280	1,057,146
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-20 A1 5.50% 12/25/21	1,082	1,076
Series 2020-1 A1 144A 3.00% 12/25/49 #, •	557,836	439,819
Total Non-Agency Collateralized Mortgage Obligations (cost $76,158,472)		60,167,419

Non-Agency Commercial Mortgage-Backed Securities — 8.96%
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	6,740,000	6,099,220
Series 2017-BNK5 B 3.896% 6/15/60 •	2,870,000	2,421,090
Series 2019-BN20 A3 3.011% 9/15/62	6,255,000	5,113,691
Series 2019-BN21 A5 2.851% 10/17/52	8,200,000	6,741,470
Series 2019-BN23 A3 2.92% 12/15/52	8,570,000	7,092,242
Series 2022-BNK39 B 3.239% 2/15/55 •	3,195,000	2,216,768
Series 2022-BNK39 C 3.27% 2/15/55 •	2,092,000	1,303,544
Series 2022-BNK40 B 3.393% 3/15/64 •	4,550,000	3,240,884
Series 2022-BNK41 A4 3.79% 4/15/65 •	6,500,000	5,420,741
Bank of America Merrill Lynch Commercial Mortgage Trust Series 2017-BNK3 B 3.879% 2/15/50 •	30,000	24,696
Benchmark Mortgage Trust
Series 2018-B1 A5 3.666% 1/15/51 •	10,673,000	9,567,852
Series 2020-B17 A5 2.289% 3/15/53	6,844,000	5,286,924
Series 2020-B19 A5 1.85% 9/15/53	835,000	610,399
Series 2020-B21 A5 1.978% 12/17/53	3,594,000	2,682,892
Series 2020-B22 A5 1.973% 1/15/54	8,455,000	6,294,748
Series 2021-B29 A5 2.388% 9/15/54	5,500,000	4,156,643
Series 2022-B32 B 3.202% 1/15/55 •	4,505,000	3,009,319
Series 2022-B32 C 3.454% 1/15/55 •	5,500,000	3,444,928
Series 2022-B33 B 3.615% 3/15/55 •	2,250,000	1,575,335
Series 2022-B33 C 3.615% 3/15/55 •	2,250,000	1,428,096
BMO Mortgage Trust Series 2022-C1 A5 3.374% 2/15/55 •	3,550,000	2,876,029
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.786% 5/15/52	8,080,000	7,034,352
Series 2019-CF2 A5 2.874% 11/15/52	5,870,000	4,830,451
Series 2019-CF3 A4 3.006% 1/15/53	3,222,000	2,642,496

	Principal
	amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	5,351,527	$4,919,222
Series 2017-CD6 B 3.911% 11/13/50 •	1,925,000	1,526,557
Series 2019-CD8 A4 2.912% 8/15/57	3,500,000	2,863,148
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.839% 12/10/54	10,020,000	9,353,754
Citigroup Commercial Mortgage Trust Series 2020-555 A 144A 2.647% 12/10/41 #	3,600,000	2,779,348
COMM Mortgage Trust
Series 2014-CR19 A5 3.796% 8/10/47	3,793,800	3,728,049
Series 2014-CR20 AM 3.938% 11/10/47	10,705,000	10,230,088
Series 2015-3BP A 144A 3.178% 2/10/35 #	130,000	122,355
Series 2015-CR23 A4 3.497% 5/10/48	115,000	109,833
Series 2016-CR28 A4 3.762% 2/10/49	3,290,000	3,097,295
DB-JPM Mortgage Trust Series 2016-C1 A4 3.276% 5/10/49	3,185,000	2,954,410
Grace Trust Series 2020-GRCE A 144A 2.347% 12/10/40 #	3,050,000	2,267,953
GS Mortgage Securities Trust
Series 2017-GS5 A4 3.674% 3/10/50	7,010,000	6,325,022
Series 2017-GS6 A3 3.433% 5/10/50	3,495,000	3,116,490
Series 2018-GS9 B 4.321% 3/10/51 •	125,000	107,905
Series 2019-GC39 A4 3.567% 5/10/52	7,311,000	6,341,516
Series 2019-GC42 A4 3.001% 9/10/52	5,440,000	4,551,590
Series 2020-GC47 A5 2.377% 5/12/53	14,745,000	11,619,666
JPM-BB Commercial Mortgage Securities Trust Series 2015-C31 A3 3.801% 8/15/48	9,310,952	8,789,801
JPM-DB Commercial Mortgage Securities Trust Series 2017-C7 A5 3.409% 10/15/50	290,000	258,025
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.499% 4/15/46	7,199,000	6,056,159
Series 2015-JP1 A5 3.914% 1/15/49	3,925,000	3,712,212
Series 2016-JP2 AS 3.056% 8/15/49	180,000	157,921
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.741% 8/15/47	3,356,000	3,290,885
Series 2015-C26 A5 3.531% 10/15/48	4,045,000	3,821,524
Series 2016-C29 A4 3.325% 5/15/49	2,595,000	2,406,417
Morgan Stanley Capital I Trust
Series 2016-BNK2 B 3.485% 11/15/49	1,500,000	1,099,077
Series 2019-L3 A4 3.127% 11/15/52	4,000,000	3,313,470

Schedule of investments

Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust Series 2020-HR8 A4 2.041% 7/15/53	29,609,000	$22,620,142
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.405% 12/15/47	2,415,029	2,321,628
Series 2015-NXS3 A4 3.617% 9/15/57	2,350,000	2,222,885
Series 2016-BNK1 A3 2.652% 8/15/49	5,945,000	5,353,890
Series 2020-C58 A4 2.092% 7/15/53	4,158,000	3,131,682
Total Non-Agency Commercial Mortgage-Backed Securities (cost $294,384,016)		239,684,729

Loan Agreements — 1.71%
Berry Global Tranche AA 7.20% (SOFR01M + 1.86%) 7/1/29 •	1,786,879	1,773,338
Calpine
7.439% (SOFR01M + 2.11%) 4/5/26 •	919,200	919,478
7.939% (SOFR01M + 2.61%) 12/16/27 •	466,469	466,576
Castlelake Aviation One Designated Activity
8.421% (SOFR03M + 3.01%) 10/22/26 •	1,302,461	1,301,647
8.421% (SOFR03M + 3.01%) 10/22/27 •	2,104,100	2,101,283
Charter Communications Operating Tranche B2 7.133% (SOFR03M + 1.75%) 2/1/27 •	1,938,894	1,936,249
Connect US Finco 8.824% (SOFR01M + 3.50%) 12/11/26 •	1,879,820	1,837,524
Entegris Tranche B 7.89% (SOFR03M + 2.50%) 7/6/29 •	2,009,903	2,013,671
Epicor Software Tranche C 8.689% (SOFR01M + 3.36%) 7/30/27 •	1,716,457	1,710,109
Frontier Communications Tranche B 9.189% (SOFR01M + 3.86%) 10/8/27 •	1,989,712	1,924,217
Hamilton Projects Acquiror 9.939% (SOFR01M + 4.61%) 6/17/27 •	1,431,635	1,428,951
Informatica 8.189% (SOFR01M + 2.86%) 10/27/28 •	1,713,900	1,712,561
LSF9 Atlantis Holdings Tranche B 12.64% (SOFR03M + 7.25%) 3/31/29 •	1,283,125	1,205,336
Mileage Plus Holdings 10.798% (SOFR03M + 5.40%) 6/21/27 •	1,612,500	1,663,563
Olympus Water US Holding 10.39% (SOFR03M + 5.00%) 11/9/28 •	2,685,000	2,670,904
PG&E Tranche B 8.439% (SOFR01M + 3.11%) 6/23/25 •	2,613,836	2,614,926

		Principal
		amount°	Value (US $)
Loan Agreements (continued)
RealPage 1st Lien 8.439% (SOFR01M + 3.11%) 4/24/28 •		733,853	$717,759
Scientific Games International Tranche B 8.435% (SOFR01M + 3.10%) 4/13/29 •		4,242,516	4,243,275
Standard Industries 7.953% (SOFR01M + 2.61%) 9/22/28 •		4,825,019	4,837,984
UKG 1st Lien 8.764% (SOFR03M + 3.35%) 5/4/26 •		2,320,286	2,311,148
Viasat 9.824% (SOFR01M + 4.50%) 3/2/29 •		3,374,953	3,124,643
Virgin Media Bristol Tranche Y 8.79% (SOFR03M + 3.35%) 3/31/31 •		417,000	408,973
Vistra Operations 7.189% (SOFR01M + 1.86%) 12/31/25 •		2,874,788	2,876,884
Total Loan Agreements (cost $45,601,590)			45,800,999

Sovereign Bonds — 2.44%Δ
Albania — 0.01%
Albania Government International Bond 144A 3.50% 6/16/27 #	EUR	300,000	296,604
			296,604
Angola — 0.02%
Angolan Government International Bonds
144A 8.25% 5/9/28 #		233,000	197,850
8.25% 5/9/28		299,000	253,893
144A 8.75% 4/14/32 #		200,000	156,195
			607,938
Argentina — 0.02%
Argentine Republic Government International Bonds
0.75% 7/9/30 ~		1,596,402	447,170
1.00% 7/9/29		81,280	22,034
3.625% 7/9/35 ~		568,743	141,963
			611,167
Azerbaijan — 0.02%
Republic of Azerbaijan International Bond 144A 3.50% 9/1/32 #		603,000	472,619
			472,619

Schedule of investments

Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Sovereign BondsΔ (continued)
Bahrain — 0.02%
Bahrain Government International Bond 144A 7.375% 5/14/30 #	600,000	$594,683
		594,683
Bermuda — 0.03%
Bermuda Government International Bond 144A 5.00% 7/15/32 #	900,000	821,312
		821,312
Brazil — 0.03%
Brazilian Government International Bonds
4.75% 1/14/50	672,000	451,077
6.00% 10/20/33	300,000	278,151
		729,228
Chile — 0.04%
Chile Government International Bonds
3.10% 5/7/41	721,000	471,651
3.50% 1/31/34	400,000	322,453
3.50% 1/25/50	500,000	317,506
		1,111,610
Colombia — 0.03%
Colombia Government International Bonds
4.125% 2/22/42	368,000	220,327
5.00% 6/15/45	528,000	340,079
5.20% 5/15/49	200,000	128,644
		689,050
Costa Rica — 0.01%
Costa Rica Government International Bond 144A 5.625% 4/30/43 #	300,000	239,902
		239,902
Dominican Republic — 0.07%
Dominican Republic International Bonds
144A 4.875% 9/23/32 #	1,152,000	935,234
144A 5.30% 1/21/41 #	350,000	256,085
144A 5.50% 2/22/29 #	400,000	365,520
144A 7.05% 2/3/31 #	200,000	192,316
		1,749,155

	Principal
	amount°	Value (US $)
Sovereign BondsΔ (continued)
Ecuador — 0.02%
Ecuador Government International Bonds
144A 3.50% 7/31/35 #, ~	759,875	$291,296
144A 6.00% 7/31/30 #, ~	289,958	148,146
144A 6.61% 7/31/30 #, ^	82,079	24,778
		464,220
Egypt — 0.03%
Egypt Government International Bonds
144A 5.75% 5/29/24 #	245,000	233,914
144A 8.70% 3/1/49 #	1,080,000	572,400
		806,314
El Salvador — 0.01%
El Salvador Government International Bond 6.375% 1/18/27	357,000	293,678
		293,678
Gabon — 0.01%
Gabon Government International Bond 144A 6.625% 2/6/31 #	235,000	167,045
		167,045
Ghana — 0.01%
Ghana Government International Bond 144A 7.875% 3/26/27 #	553,000	239,114
		239,114
Guatemala — 0.02%
Guatemala Government Bonds
144A 4.875% 2/13/28 #	394,000	362,238
144A 5.25% 8/10/29 #	250,000	226,836
		589,074
Hong Kong — 0.02%
Airport Authority 144A 2.50% 1/12/32 #	530,000	422,620
		422,620
Hungary — 0.02%
Hungary Government International Bond 144A 6.75% 9/25/52 #	200,000	185,441
MFB Magyar Fejlesztesi Bank 6.50% 6/29/28	425,000	418,902
		604,343

Schedule of investments

Delaware Diversified Income Fund

		Principal
		amount°	Value (US $)
Sovereign BondsΔ (continued)
Indonesia — 0.03%
Indonesia Government International Bonds
4.65% 9/20/32		400,000	$367,212
5.25% 1/17/42		200,000	180,162
Perusahaan Penerbit SBSN Indonesia III 4.70% 6/6/32		294,000	272,846
			820,220
Ivory Coast — 0.02%
Ivory Coast Government International Bonds
144A 4.875% 1/30/32 #	EUR	100,000	80,217
144A 6.125% 6/15/33 #		561,000	461,730
			541,947
Japan — 0.19%
Japan Government Thirty Year Bond 0.40% 3/20/50	JPY	1,119,950,000	5,186,454
			5,186,454
Jordan — 0.01%
Jordan Government International Bond 144A 5.75% 1/31/27 #		380,000	344,561
			344,561
Kenya — 0.01%
Republic of Kenya Government International Bond 144A 8.00% 5/22/32 #		415,000	326,070
			326,070
Mexico — 0.06%
Mexico Government International Bonds
3.50% 2/12/34		756,000	579,156
4.875% 5/19/33		300,000	263,633
6.338% 5/4/53		300,000	263,017
6.35% 2/9/35		400,000	383,385
			1,489,191
Morocco — 0.01%
Morocco Government International Bonds
144A 1.375% 3/30/26 #	EUR	200,000	193,864
144A 2.375% 12/15/27 #		200,000	171,720
			365,584

	Principal
	amount°	Value (US $)
Sovereign BondsΔ (continued)
Nigeria — 0.03%
Nigeria Government International Bonds
7.143% 2/23/30	300,000	$242,113
144A 7.875% 2/16/32 #	703,000	565,859
		807,972
Oman — 0.04%
Oman Government International Bonds
144A 6.75% 1/17/48 #	689,000	619,135
7.375% 10/28/32	363,000	377,814
		996,949
Pakistan — 0.00%
Pakistan Government International Bond 144A 7.375% 4/8/31 #	250,000	124,095
		124,095
Panama — 0.03%
Panama Bonos del Tesoro 3.362% 6/30/31	500,000	386,935
Panama Government International Bond 6.40% 2/14/35	426,000	392,092
		779,027
Paraguay — 0.01%
Paraguay Government International Bond 144A 5.40% 3/30/50 #	527,000	395,824
		395,824
Peru — 0.03%
Peruvian Government International Bond 2.844% 6/20/30	841,000	696,158
		696,158
Poland — 0.02%
Bank Gospodarstwa Krajowego 144A 5.375% 5/22/33 #	585,000	545,088
		545,088
Qatar — 0.04%
Qatar Government International Bond 144A 4.40% 4/16/50 #	1,409,000	1,089,929
		1,089,929

Schedule of investments

Delaware Diversified Income Fund

		Principal
		amount°	Value (US $)
Sovereign BondsΔ (continued)
Republic of Korea — 0.04%
Export-Import Bank of Korea 5.125% 1/11/33		400,000	$383,812
Korea Hydro & Nuclear Power 144A 5.00% 7/18/28 #		585,000	569,228
			953,040
Republic of North Macedonia — 0.01%
North Macedonia Government International Bond 144A 3.675% 6/3/26 #	EUR	200,000	199,065
			199,065
Romania — 0.03%
Romanian Government International Bonds
144A 2.625% 12/2/40 #	EUR	155,000	96,993
144A 3.375% 1/28/50 #	EUR	290,000	182,149
7.125% 1/17/33		402,000	400,902
			680,044
Saudi Arabia — 0.01%
Saudi Government International Bond 4.50% 10/26/46		471,000	354,460
			354,460
Serbia — 0.02%
Serbia International Bonds
144A 1.00% 9/23/28 #	EUR	350,000	291,916
144A 3.125% 5/15/27 #	EUR	300,000	288,339
			580,255
South Africa — 0.03%
Republic of South Africa Government International Bonds
4.85% 9/30/29		230,000	196,408
4.875% 4/14/26		331,000	316,145
5.65% 9/27/47		200,000	130,674
5.75% 9/30/49		395,000	257,969
			901,196
Sri Lanka — 0.02%
Sri Lanka Government International Bonds
144A 6.20% 5/11/27 #		755,000	380,105
144A 7.55% 3/28/30 #		310,000	156,049
			536,154

		Principal
		amount°	Value (US $)
Sovereign BondsΔ (continued)
Trinidad and Tobago — 0.01%
Trinidad & Tobago Government International Bond 144A 4.50% 6/26/30 #		350,000	$317,629
			317,629
Turkey — 0.06%
Hazine Mustesarligi Varlik Kiralama 144A 5.125% 6/22/26 #		450,000	419,197
Turkey Government International Bonds
7.625% 4/26/29		1,000,000	954,090
9.125% 7/13/30		360,000	360,748
			1,734,035
Ukraine — 0.02%
State Agency of Roads of Ukraine 144A 6.25% 6/24/30 #		1,340,000	348,740
Ukraine Government International Bond 144A 7.75% 9/1/28 #		1,104,000	315,029
			663,769
United Kingdom — 1.17%
United Kingdom Gilt 4.50% 6/7/28	GBP	25,725,000	31,328,998
			31,328,998
Uruguay — 0.03%
Uruguay Government International Bonds
4.375% 1/23/31		491,711	465,703
5.10% 6/18/50		266,076	231,186
			696,889
Uzbekistan — 0.02%
Republic of Uzbekistan International Bond 144A 5.375% 2/20/29 #		466,000	415,332
			415,332
Total Sovereign Bonds (cost $75,428,070)			65,379,611

US Treasury Obligations — 11.35%
US Treasury Bonds
2.25% 8/15/46		19,395,000	11,624,878
3.625% 5/15/53		29,175,000	22,747,383
3.875% 2/15/43		17,660,000	14,686,773
4.125% 8/15/53		27,780,000	23,769,262
4.375% 8/15/43		1,040,000	927,713

Schedule of investments

Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Notes
3.375% 5/15/33	59,575,000	$52,686,641
3.875% 8/15/33	13,020,000	11,985,521
4.625% 9/30/28	115,030,000	113,996,524
4.75% 10/15/26	6,330,000	6,283,267
4.875% 10/31/30	27,720,000	27,668,025
5.00% 9/30/25	2,465,000	2,460,667
US Treasury Strip Principal 2.26% 5/15/44 ^	43,355,000	14,749,839
Total US Treasury Obligations (cost $334,223,819)		303,586,493

	Number of
	shares
Common Stock — 0.07%
Transportation — 0.07%
Grupo Aeromexico =, †	140,061	1,942,163
Total Common Stock (cost $2,289,297)		1,942,163

Short-Term Investments — 4.12%
Money Market Mutual Funds — 4.12%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.24%)	27,578,291	27,578,291
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.24%)	27,578,291	27,578,291
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.39%)	27,578,291	27,578,291
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.25%)	27,578,291	27,578,291
Total Short-Term Investments (cost $110,313,164)		110,313,164
Total Value of Securities—99.11%
(cost $3,032,671,293)		$2,652,082,200
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of Rule 144A securities was $474,094,066, which represents 17.72% of the Fund's net assets. See Note 11 in “Notes to financial statements.”
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2023. Rate will reset at a future date.
y	Perpetual security. Maturity date represents next call date.
‡	Non-income producing security. Security is currently in default.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at October 31, 2023.
Δ	Securities have been classified by country of risk.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
†	Non-income producing security.

The following forward foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at October 31, 2023:1

Forward Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation
JPMCB	EUR	(10,838,560)	USD	11,793,329	11/17/23	$316,877
JPMCB	EUR	(1,674,797)	USD	1,790,989	12/1/23	16,516
JPMCB	GBP	(26,200,000)	USD	32,232,812	11/17/23	384,766
JPMCB	JPY	(835,700,000)	USD	5,711,283	11/17/23	182,359
Total Forward Foreign Currency Exchange Contracts						$900,518

Schedule of investments

Delaware Diversified Income Fund

Futures Contracts

Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
(292)	US Treasury 2 yr Notes	$(59,107,187)	$(59,362,381)	12/29/23	$255,194	$—	$38,781
4,733	US Treasury 5 yr Notes	494,487,559	501,200,600	12/29/23	—	(6,713,041)	(298,300)
1,521	US Treasury 10 yr Notes	161,487,429	167,408,895	12/19/23	—	(5,921,466)	(71,289)
(109)	US Treasury 10 yr Ultra Notes	(11,862,266)	(12,498,702)	12/19/23	636,436	—	(1,703)
169	US Treasury Long Bonds	18,494,937	20,288,360	12/19/23	—	(1,793,423)	26,406
(3)	US Treasury Long Bonds	(328,313)	(360,133)	12/19/23	31,820	—	(469)
(1)	US Treasury Ultra Bonds	(112,562)	(113,153)	12/19/23	591	—	(219)
Total Futures Contracts			$616,563,486		$924,041	$(14,427,930)	$(306,793)

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]
Over-The-Counter:
Protection Purchased/ Moody’s Ratings:
JPMCB Mexico 10.375% 1/28/23 Baa2 6/22/26-Quarterly	5,579,000	1.000%	$(50,539)	$22,027	$—	$(72,566)
JPMCB Mexico 10.375% 1/28/33 Baa2 6/20/28-Quarterly	2,828,000	1.000%	11,759	11,012	747	—
JPMCB Republic of Brazil 4.25% 1/7/25 Ba2 6/20/26-Quarterly	6,783,000	1.000%	(17,011)	113,072	—	(130,083)
JPMCB Republic of South Africa 1.00% 4/14/26 Ba2 6/20/28-Quarterly	913,000	1.000%	57,325	51,828	5,497	—
Total CDS Contracts			$1,534	$197,939	$6,244	$(202,649)

The use of forward foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts and forward foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Schedule of investments

Delaware Diversified Income Fund

[1]	See Note 8 in “ Notes to financial statements.”
[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest (payments) receipt on swap contracts accrued daily in the amount of $(18,787).

Summary of abbreviations:

CDS – Credit Default Swap

CLO – Collateralized Loan Obligation

DAC – Designated Activity Company

DB – Deutsche Bank

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

GS – Goldman Sachs

JPM – JPMorgan

JPMCB – JPMorgan Chase Bank

JSC – Joint Stock Company

PJSC – Private Joint Stock Company

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

TSFR03M – 3 Month Term Secured Overnight Financing Rate

yr – Year

Summary of currencies:

EUR – European Monetary Unit

GBP – British Pound Sterling

JPY – Japanese Yen

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Diversified Income Fund	October 31, 2023

Assets:
Investments, at value*	$2,652,082,200
Foreign currencies, at valueΔ	327,861
Cash	2,576,451
Cash collateral due from brokers	10,856,384
Dividends and interest receivable	19,634,615
Receivable for securities sold	16,068,815
Receivable for fund shares sold	4,629,206
Unrealized appreciation on forward foreign currency exchange contracts	900,518
Upfront payments paid on over-the-counter credit default swap contracts	197,939
Prepaid expenses	95,530
Unrealized appreciation on over-the-counter credit default swap contracts	6,244
Other assets	34,757
Total Assets	2,707,410,520
Liabilities:
Payable for securities purchased	19,225,635
Payable for fund shares redeemed	7,160,046
Investment management fees payable to affiliates	1,849,624
Other accrued expenses	1,134,906
Cash collateral due to brokers	850,000
Distribution payable	371,335
Variation margin due to broker on future contracts	306,793
Unrealized depreciation on over-the-counter credit default swap contracts	202,649
Administration expenses payable to affiliates	152,776
Distribution fees payable to affiliates	134,801
Swap payments payable	9,879
Total Liabilities	31,398,444
Total Net Assets	$2,676,012,076

Net Assets Consist of:
Paid-in capital	$3,463,704,745
Total distributable earnings (loss)	(787,692,669)
Total Net Assets	$2,676,012,076

Net Asset Value

Class A:
Net assets	$461,253,239
Shares of beneficial interest outstanding, unlimited authorization, no par	65,154,243
Net asset value per share	$7.08
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$7.41

Class C:
Net assets	$35,259,997
Shares of beneficial interest outstanding, unlimited authorization, no par	4,982,073
Net asset value per share	$7.08

Class R:
Net assets	$12,448,067
Shares of beneficial interest outstanding, unlimited authorization, no par	1,759,480
Net asset value per share	$7.07

Institutional Class:
Net assets	$1,991,741,724
Shares of beneficial interest outstanding, unlimited authorization, no par	281,166,350
Net asset value per share	$7.08

Class R6:
Net assets	$175,309,049
Shares of beneficial interest outstanding, unlimited authorization, no par	24,747,602
Net asset value per share	$7.08

*Investments, at cost	$3,032,671,293
ΔForeign currencies, at cost	329,522

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Diversified Income Fund	Year ended October 31, 2023
Investment Income:
Interest	$123,434,845
Dividends	4,710,371
Securities lending income	73,092
Foreign tax withheld	(15,172)
128,203,136
Expenses:
Management fees	13,264,297
Distribution expenses — Class A	1,261,157
Distribution expenses — Class C	426,534
Distribution expenses — Class R	70,069
Dividend disbursing and transfer agent fees and expenses	2,513,106
Accounting and administration expenses	369,047
Reports and statements to shareholders expenses	244,782
Legal fees	212,949
Trustees’ fees and expenses	145,444
Registration fees	122,819
Audit and tax fees	55,220
Custodian fees	4,429
Other	280,929
18,970,782
Less expenses waived	(4,769,167)
Less expenses paid indirectly	(240)
Total operating expenses	14,201,375
Net Investment Income (Loss)	114,001,761

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(182,243,334)
Foreign currencies	(757,669)
Forward foreign currency exchange contracts	(562,041)
Futures contracts	(25,262,463)
Options purchased	(1,179,139)
Options written	1,156,597
Swap contracts	524,312
Net realized gain (loss)	(208,323,737)

Net change in unrealized appreciation (depreciation) on:
Investments	127,594,813
Foreign currencies	342,257
Forward foreign currency exchange contracts	325,893
Futures contracts	(3,055,909)
Swap contracts	(305,403)
Net change in unrealized appreciation (depreciation)	124,901,651
Net Realized and Unrealized Gain (Loss)	(83,422,086)
Net Increase (Decrease) in Net Assets Resulting from Operations	$30,579,675

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Diversified Income Fund

	Year ended
	10/31/23	10/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$114,001,761	$95,855,138
Net realized gain (loss)	(208,323,737)	(156,271,542)
Net change in unrealized appreciation (depreciation)	124,901,651	(580,379,036)
Net increase (decrease) in net assets resulting from operations	30,579,675	(640,795,440)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(20,044,536)	(23,066,930)
Class C	(1,372,230)	(1,934,727)
Class R	(520,785)	(625,346)
Institutional Class	(87,289,501)	(104,246,421)
Class R6	(7,329,489)	(7,782,275)

Return of capital:
Class A	(59,334)	(288,676)
Class C	(5,017)	(29,940)
Class R	(1,648)	(8,363)
Institutional Class	(243,068)	(1,212,051)
Class R6	(19,968)	(88,931)
	(116,885,576)	(139,283,660)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	73,371,752	78,530,690
Class C	5,667,295	5,302,387
Class R	2,698,993	2,780,118
Institutional Class	742,539,588	651,922,761
Class R6	43,452,431	22,800,364

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	18,888,494	22,005,751
Class C	1,340,211	1,919,000
Class R	518,405	631,046
Institutional Class	83,899,420	101,807,214
Class R6	6,774,940	7,409,284
	979,151,529	895,108,615

	Year ended
	10/31/23	10/31/22
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(129,889,881)	$(166,056,657)
Class C	(17,126,145)	(26,446,748)
Class R	(5,737,321)	(5,697,939)
Institutional Class	(750,364,911)	(1,321,551,288)
Class R6	(20,962,786)	(67,358,062)
	(924,081,044)	(1,587,110,694)
Increase (decrease) in net assets derived from capital share transactions	55,070,485	(692,002,079)
Net Decrease in Net Assets	(31,235,416)	(1,472,081,179)

Net Assets:
Beginning of year	2,707,247,492	4,179,328,671
End of year	$2,676,012,076	$2,707,247,492

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
$7.30	$9.17	$9.23	$8.85	$8.19

0.29	0.21	0.19	0.22	0.27
(0.21)	(1.77)	(0.02)	0.42	0.68
0.08	(1.56)	0.17	0.64	0.95

(0.30)	(0.25)	(0.23)	(0.26)	(0.27)
—	(0.06)	— [2]	—	—
— [2]	— [2]	—	—	(0.02)
(0.30)	(0.31)	(0.23)	(0.26)	(0.29)

$7.08	$7.30	$9.17	$9.23	$8.85

0.93%	(17.34)%	1.90%	7.37%	11.82%[4]

$461,253	$511,883	$716,494	$733,935	$751,229
0.70%	0.70%	0.69%	0.69%	0.70%
0.87%	0.89%	0.86%	0.86%	0.88%
3.88%	2.57%	2.04%	2.47%	3.16%
3.71%	2.38%	1.87%	2.30%	2.98%
107%	106%	198%	112%	167%

Financial highlights

Delaware Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
$7.30	$9.17	$9.22	$8.85	$8.19

0.24	0.15	0.12	0.15	0.20
(0.22)	(1.77)	(0.01)	0.41	0.69
0.02	(1.62)	0.11	0.56	0.89

(0.24)	(0.19)	(0.16)	(0.19)	(0.21)
—	(0.06)	— [2]	—	—
— [2]	— [2]	—	—	(0.02)
(0.24)	(0.25)	(0.16)	(0.19)	(0.23)

$7.08	$7.30	$9.17	$9.22	$8.85

0.17%	(17.96)%	1.25%	6.45%	10.99%[4]

$35,260	$46,151	$79,733	$149,707	$250,652
1.45%	1.45%	1.44%	1.44%	1.45%
1.62%	1.64%	1.61%	1.61%	1.63%
3.13%	1.82%	1.29%	1.72%	2.41%
2.96%	1.63%	1.12%	1.55%	2.23%
107%	106%	198%	112%	167%

Financial highlights

Delaware Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
$7.30	$9.17	$9.22	$8.85	$8.19

0.27	0.19	0.17	0.20	0.25
(0.22)	(1.77)	(0.01)	0.41	0.68
0.05	(1.58)	0.16	0.61	0.93

(0.28)	(0.23)	(0.21)	(0.24)	(0.25)
—	(0.06)	— [2]	—	—
— [2]	— [2]	—	—	(0.02)
(0.28)	(0.29)	(0.21)	(0.24)	(0.27)

$7.07	$7.30	$9.17	$9.22	$8.85

0.54%	(17.55)%	1.76%	6.99%	11.54%[4]

$12,448	$15,253	$21,563	$26,403	$36,082
0.95%	0.95%	0.94%	0.94%	0.95%
1.12%	1.14%	1.11%	1.11%	1.13%
3.63%	2.32%	1.79%	2.22%	2.91%
3.46%	2.13%	1.62%	2.05%	2.73%
107%	106%	198%	112%	167%

Financial highlights

Delaware Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
$7.30	$9.18	$9.23	$8.86	$8.20

0.31	0.23	0.21	0.25	0.29
(0.21)	(1.78)	(0.01)	0.40	0.68
0.10	(1.55)	0.20	0.65	0.97

(0.32)	(0.27)	(0.25)	(0.28)	(0.29)
—	(0.06)	— [2]	—	—
— [2]	— [2]	—	—	(0.02)
(0.32)	(0.33)	(0.25)	(0.28)	(0.31)

$7.08	$7.30	$9.18	$9.23	$8.86

1.18%	(17.22)%	2.27%	7.52%	12.09%[4]

$1,991,742	$1,981,547	$3,129,804	$2,671,510	$2,619,167
0.45%	0.45%	0.44%	0.44%	0.45%
0.62%	0.64%	0.61%	0.61%	0.63%
4.13%	2.82%	2.29%	2.72%	3.41%
3.96%	2.63%	2.12%	2.55%	3.23%
107%	106%	198%	112%	167%

Financial highlights

Delaware Diversified Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
$7.30	$9.18	$9.23	$8.86	$8.20

0.32	0.24	0.22	0.25	0.30
(0.21)	(1.78)	(0.01)	0.41	0.68
0.11	(1.54)	0.21	0.66	0.98

(0.33)	(0.28)	(0.26)	(0.29)	(0.30)
—	(0.06)	— [2]	—	—
— [2]	— [2]	—	—	(0.02)
(0.33)	(0.34)	(0.26)	(0.29)	(0.32)

$7.08	$7.30	$9.18	$9.23	$8.86

1.27%	(17.15)%	2.35%	7.61%	12.18%[4]

$175,309	$152,413	$231,735	$38,057	$23,584
0.36%	0.36%	0.36%	0.36%	0.36%
0.53%	0.55%	0.53%	0.53%	0.54%
4.22%	2.91%	2.37%	2.80%	3.50%
4.05%	2.72%	2.20%	2.63%	3.32%
107%	106%	198%	112%	167%

Notes to financial statements
Delaware Diversified Income Fund	October 31, 2023

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers one fund: Delaware Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities and credit default swap (CDS) contracts are generally priced based upon valuations provided by an independent pricing service or broker/counterparty in accordance with methodologies included within Delaware Management Company (DMC)'s Pricing Policy (the Policy). Fixed income security valuations and CDS contracts are then reviewed by DMC as part of its duties as the Fund’s valuation designee and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Forward foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by DMC. Subject to the oversight of the Trust's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended October 31, 2023 and for all open tax years (years ended October 31, 2020–October 31, 2022), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended October 31, 2023, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any

Notes to financial statements

Delaware Diversified Income Fund

1. Significant Accounting Policies (continued)

expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. No TBA were outstanding at October 31, 2023.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund intends to use either derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Fund may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays dividends from net realized gain on investments, if any, at least annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

Notes to financial statements

Delaware Diversified Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its management fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding 0.45% of the Fund's Class A, Class C, Class R, and Institutional Class shares’ average daily net assets and 0.36% of the Fund's Class R6 shares’ average daily net assets from November 1, 2022 through February 28, 2024. These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets for the period November 1, 2022 through February 28, 2024 is as follows:

Operating expense limitation as a percentage of average daily net assets
Class A	Class C	Class R	Institutional Class	Class R6
0.70%	1.45%	0.95%	0.45%	0.36%

DMC may permit its affiliate, Macquarie Investment Management Global Limited (MIMGL) (the “Affiliated Sub-Advisor”), to execute Fund equity security trades on its behalf. DMC may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisor serves as a sub-advisor, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay the Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC's fees were payable by the fund at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended October 31, 2023, the Fund paid $87,394 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended October 31, 2023, the Fund paid $178,928 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended October 31, 2023, the Fund paid $82,892 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.” For the year ended October 31, 2023, DDLP earned $14,167 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2023, DDLP received gross CDSC commissions of $3,423 and $1,676 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will

Notes to financial statements

Delaware Diversified Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended October 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$698,921,418
Purchases of US government securities	2,166,047,668
Sales other than US government securities	1,202,459,898
Sales of US government securities	1,725,488,447

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At October 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$3,018,636,605
Aggregate unrealized appreciation of investments and derivatives	$16,796,591
Aggregate unrealized depreciation of investments and derivatives	(398,518,959)
Net unrealized depreciation of investments and derivatives	$(381,722,368)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 -	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 -	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 -	Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements

Delaware Diversified Income Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$82,030,373	$—	$82,030,373
Agency Commercial Mortgage-Backed Securities	—	5,562,507	—	5,562,507
Agency Mortgage-Backed Securities	—	756,210,420	—	756,210,420
Collateralized Debt Obligations	—	42,761,011	—	42,761,011
Common Stock	—	—	1,942,163	1,942,163
Corporate Bonds	—	855,640,640	—	855,640,640
Government Agency Obligations	—	23,546,171	—	23,546,171
Loan Agreements	—	45,800,999	—	45,800,999
Municipal Bonds	—	14,969,762	—	14,969,762
Non-Agency Asset-Backed Securities	—	44,486,738	—	44,486,738
Non-Agency Collateralized Mortgage Obligations	—	60,167,419	—	60,167,419
Non-Agency Commercial Mortgage-Backed Securities	—	239,684,729	—	239,684,729
Sovereign Bonds	—	65,379,611	—	65,379,611
US Treasury Obligations	—	303,586,493	—	303,586,493
Short-Term Investments	110,313,164	—	—	110,313,164
Total Value of Securities	$110,313,164	$2,539,826,873	$1,942,163	$2,652,082,200

Derivatives[1]
Assets:
Forward Foreign Currency Exchange Contracts	$—	$900,518	$—	$900,518
Futures Contracts	924,041	—	—	924,041
Over-The-Counter Credit Default Swap Contracts	—	6,244	—	6,244
Liabilities:
Futures Contracts	$(14,427,930)	$—	$—	$(14,427,930)
Over-The-Counter Credit Default Swap Contracts	—	(202,649)	—	(202,649)

1Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended October 31, 2023, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2023 and 2022 were as follows:

	Year ended
	10/31/23	10/31/22
Ordinary income	$116,556,541	$114,710,544
Long-term capital gains	—	22,945,155
Return of capital	329,035	1,627,961
Total	$116,885,576	$139,283,660

5. Components of Net Assets on a Tax Basis

As of October 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$3,463,704,745
Distributions payable	(371,335)
Capital loss carryforwards	(405,598,966)
Unrealized depreciation of investments, foreign currencies, and derivatives	(381,722,368)
Net assets	$2,676,012,076

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of forward foreign currency exchange contracts, mark-to-market of swap contracts, mark-to-market of futures contracts, and market discount and premium on debt instruments.

Notes to financial statements

Delaware Diversified Income Fund

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2023, the Fund had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At October 31, 2023, the Fund has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term	Total
$153,109,504	$252,489,462	$405,598,966

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/23	10/31/22
Shares sold:
Class A	9,711,563	9,350,545
Class C	750,016	622,663
Class R	358,840	335,176
Institutional Class	98,297,366	78,513,554
Class R6	5,742,743	2,774,201

Shares issued upon reinvestment of dividends and distributions:
Class A	2,506,251	2,648,564
Class C	177,685	229,257
Class R	68,811	75,911
Institutional Class	11,133,765	12,209,855
Class R6	899,842	889,088
	129,646,882	107,648,814

Shares redeemed:
Class A	(17,183,578)	(20,003,538)
Class C	(2,269,651)	(3,224,445)
Class R	(758,765)	(673,021)
Institutional Class	(99,537,093)	(160,502,371)
Class R6	(2,759,745)	(8,049,672)
	(122,508,832)	(192,453,047)
Net increase (decrease)	7,138,050	(84,804,233)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended October 31, 2023 and 2022, the Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
			Institutional		Institutional
	Class A	Class C	Class	Class A	Class	Class R6
	Shares	Shares	Shares	Shares	Shares	Shares	Value
Year ended
10/31/23	306,860	49,046	911,170	97,911	315,515	853,805	$9,723,995
10/31/22	106,750	40,679	868,077	46,615	106,747	862,775	8,033,059

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.

On October 30, 2023, the Fund, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

The Fund had no amounts outstanding as of October 31, 2023, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The

Notes to financial statements

Delaware Diversified Income Fund

8. Derivatives (continued)

change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Open forward foreign currency exchange contracts, if any, are disclosed on the “Schedule of investments.”

During the year ended October 31, 2023, the Fund entered into forward foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to decrease exposure to foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At October 31, 2023, the Fund posted $10,856,384 cash collateral as margin for open futures contracts, which is presented in “Cash collateral due from brokers” on the “Statement of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedule of investments.”

During the year ended October 31, 2023, the Fund entered into futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at October 31, 2023.

During the year ended October 31, 2023, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions, to adjust the Fund’s overall exposure to certain markets, to receive premiums for writing options and to facilitate investments in portfolio securities.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

During the year ended October 31, 2023, the Fund used currency swaps to protect against currency fluctuations.

Notes to financial statements

Delaware Diversified Income Fund

8. Derivatives (continued)

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended October 31, 2023, the Fund entered into CDS contracts as a purchaser, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended October 31, 2023, the Fund entered into CDS contracts to hedge against credit events.

At October 31, 2023, the Fund received $850,000 in cash collateral for open over-the-counter credit default swap contracts, which is included in “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of October 31, 2023 were as follows:

	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation on forward foreign currency exchange contracts	$900,518	$—	$—	$900,518
Variation margin due to broker on futures contracts*	—	924,041	—	924,041
Unrealized appreciation on over-the-counter credit default swap contracts	—	—	6,244	6,244
Total	$900,518	$924,041	$6,244	$1,830,803
	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Interest Rate Contracts	Credit Contracts	Total
Variation margin due to broker on futures contracts*	$(14,427,930)	$—	$(14,427,930)
Unrealized depreciation on over-the-counter credit default swap contracts	—	(202,649)	(202,649)
Total	$(14,427,930)	$(202,649)	$(14,630,579)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through October 31, 2023. Only current day variation margin is reported on the Fund’s “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended October 31, 2023 was as follows:

	Net Realized Gain (Loss) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(562,041)	$—	$—	$—	$—	$(562,041)
Interest rate contracts	—	(25,262,463)	(845,869)	—	—	(26,108,332)
Credit contracts	—	—	(333,270)	1,156,597	524,312	1,347,639
Total	$(562,041)	$(25,262,463)	$(1,179,139)	$1,156,597	$524,312	$(25,322,734)

Notes to financial statements

Delaware Diversified Income Fund

8. Derivatives (continued)

	Net Change in Unrealized Appreciation (Depreciation) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$325,893	$—	$—	$325,893
Interest rate contracts	—	(3,055,909)	—	(3,055,909)
Credit contracts	—	—	(305,403)	(305,403)
Total	$325,893	$(3,055,909)	$(305,403)	$(3,035,419)

The table below summarizes the average daily balance of derivative holdings by the Fund during the year ended October 31, 2023:

	Long Derivative Volume		Short Derivative Volume
Forward foreign currency exchange contracts (average notional value)	USD	198,722	USD	21,896,847
Futures contracts (average notional value)		515,596,986		78,696,540
Options contracts (average notional value)*		572,244		353,994
CDS contracts (average notional value)**	USD	17,345,725	USD	—

*Long represents purchased options and short represents written options.

**Long represents buying protection and short represents selling protection.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At October 31, 2023, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$906,762	$(202,649)	$704,113

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
JPMorgan Chase Bank	$704,113	$—	$(704,113)	$—	$—	$—

(a) The value of the related collateral exceeded the value of the derivatives as of October 31, 2023, as applicable.

(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be

Notes to financial statements

Delaware Diversified Income Fund

10. Securities Lending (continued)

considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

At October 31, 2023, the Fund had no securities out on loan.

11. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Fund’s performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Notes to financial statements

Delaware Diversified Income Fund

11. Credit and Market Risks (continued)

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. There were no unfunded loan commitments at the year ended October 31, 2023.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in the Fund's financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds and Shareholders of Delaware Diversified Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Diversified Income Fund (constituting Delaware Group® Adviser Funds, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more Macquarie investment companies since 2010.

Other Fund information (Unaudited)

Delaware Diversified Income Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 23-25, 2023, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2022 through March 31, 2023. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

Other Fund information (Unaudited)

Delaware Diversified Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended October 31, 2023, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	99.72%
(B) Return of Capital (Tax Basis)	0.28%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund's total distributions.

For the fiscal year ended October 31, 2023, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the year ended October 31, 2023, the Fund has reported maximum distributions of Qualified Interest Income of $86,750,027.

The percentage of the ordinary dividends reported by the Fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 96.59%.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Diversified Income Fund (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation,

Other Fund information (Unaudited)

Delaware Diversified Income Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. These Affiliated Sub-Advisers provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2022.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional core plus bond funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the second quartile of its Performance Universe and for the 3- and 5-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-year period and outperformed its benchmark index for the 3-, 5-, and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review.

Comparative expenses. The Board received and considered expense data for the Fund. DMC provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Other Fund information (Unaudited)

Delaware Diversified Income Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that, as of March 31, 2023, the Fund’s net assets exceeded its third breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

Form N-PORT and proxy voting information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice President
of Enterprise Risk
Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate Income
Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven Investments
LLC (commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc.
(2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource recovery)
(2021-2023)
Evergy, Inc., Kansas City Power
& Light Company, KCP&L
Greater Missouri Operations
Company, Westar Energy, Inc.
and Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of Corporate
Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-2021)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) Bank of America, U.S. Trust Private Wealth -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of National
Association of Corporate
Directors
(2021-Present)
Callon Petroleum Company
(2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT)
(2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees' Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-Driven
Fund
(2013–2021),
and WCM Alternatives: Credit
Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–2022)
International Securities
Exchange
(2010-2018)
Vassar College Trustee
(2006-2018)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans[5] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	105	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Temple University Hospital (2017-Present) Pennsylvania State System of Higher Education (2018-Present)
Officers
David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[6]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[6]

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds' investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds' investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.

5 Ms. Yeomans retired from the Board effective December 31, 2023.

6 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.

An understanding of generally accepted accounting principles and financial statements;

b.

The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.

Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.

An understanding of internal controls and procedures for financial reporting; and

e.

An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.

Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.

Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.

Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.

Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Sandra A.J. Lawrence

Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $47,480 for the fiscal year ended October 31, 2023.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $47,480 for the fiscal year ended October 31, 2022.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,362,878 for the registrant’s fiscal year ended October 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended October 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,634 for the fiscal year ended October 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,634 for the fiscal year ended October 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2022.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2023.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2022. The percentage of these fees relating to services approved by the registrant’s

Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $24,428,000 and $9,044,000 for the registrant’s fiscal years ended October 31, 2023 and October 31, 2022, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i) Not applicable.

(j) Not applicable.

Item 5.    Audit Committee of Listed Registrants

Not applicable.

Item 6.    Investments

(a)        Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)        Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® ADVISER FUNDS

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 3, 2024

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 3, 2024